As filed with the Securities and Exchange Commission on April 15, 2013

File No. 333-62051

ICA No. 811-8979

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 23	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 23

The Victory Variable Insurance Funds

(Exact name of Registrant as Specified in Trust Instrument)

3435 Stelzer Road
Columbus, Ohio 43219

(Address of Principal Executive Office)

(800) 362-5365

(Area Code and Telephone Number)

Copy to:

Charles Booth CITI Fund Services, Inc. 3435 Stelzer Road Columbus, Ohio 43219 (Name and Address of Agent for Service)	Christopher K. Dyer The Victory Variable Insurance Fund 4900 Tiedeman Road Brooklyn, OH 44144	Jay G. Baris Morrison & Foerster LLP 1290 Avenue of the Americas New York, New York 10104-0050

It is proposed that this filing will become effective:

☒          Immediately upon filing pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a)(1)

☐            75 days after filing pursuant to paragraph (a)(2)

☐            on (date) pursuant to paragraph (b)

☐            on (date) pursuant to paragraph (a)(1)

☐            on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐                                    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

April 15, 2013

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Victory Variable Insurance Funds

Diversified Stock Fund

Class A Shares

For information, call your participating insurance company.

On February 19, 2013, KeyCorp, the parent of the Adviser and the Distributor, entered into an agreement to sell its interests in the Adviser and the Distributor to a private equity fund sponsored by Crestview Partners, a private equity firm based in New York, and to management of the Adviser and the Distributor. KeyCorp expects that the sale, which is subject to customary closing conditions, will be consummated in the third quarter of 2013. The Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, provides that the Agreement will automatically terminate upon the change of control of the Adviser.

On February 20, 2013, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Fund (the "Independent Trustees"), approved a new Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, subject to approval by shareholders of the Fund. The Board of Trustees has called a special meeting of shareholders to vote on this proposal and other related issues.

The change of control of the Distributor will also result in the automatic termination of the Distribution Agreement. On February 20, 2013, the Board of Trustees, including a majority of the Independent Trustees, approved a new Distribution Agreement, to take effect upon the sale of the Distributor.

The Trust has filed with the SEC materials describing the nature of the transaction and the actions taken by the Board of Trustees. Shareholders on the record date will receive a copy of these materials and will be asked to consider and vote for the proposed Investment Advisory Agreement.

The Fund is distributed by Victory Capital Advisers, Inc. ("VCA"), member FINRA and SIPC. VCA is a wholly owned subsidiary of KeyCorp. Victory Capital Management Inc., an affiliate of VCA, is the investment adviser to the Fund and receives fees from the Fund for its services.

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The Victory Variable Insurance Funds

Diversified
Stock Fund

CLASS A SHARES

Cusip#: 92646Q307

Table of Contents

Fund Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	3
Principal Risks	3
Investment Performance	4
Management of the Fund	5
Additional Fund Information	7
Investments	9
Risk Factors	10
Investing in the Fund	13
Organization and Management of the Fund	14
Share Price	15
How to Buy Shares	16
How to Sell Shares	17
Contract Owner Administrative Services Agreement	18
Distribution and Service Plan	18
Dividends, Distributions, and Taxes	20
Important Fund Policies	22
Other Service Providers	25
Financial Highlights
Diversified Stock Fund	26

Diversified Stock Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

This section describes the fees and expenses applicable to Class A shares of the Fund. The following fees and expenses do not include the fees and charges related to either the separate accounts or to the contracts. If these charges were included, overall expenses would be higher.

Annual Fund Operating Expenses (deducted from Fund assets)	Class A
Management Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses[1] (includes a contract owner's administrative service fee of up to 0.25%)	0.64%
Total Annual Fund Operating Expense	1.19%

1Other Expenses include Acquired Fund Fees and Expenses that were less than 0.01%.

1

Fund Fees and Expenses (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$121	$378	$654	$1,443

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 96% of the average value of its portfolio.

2

Principal Investment Strategies

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock traded on U.S. exchanges and issued by large, established companies. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

The Fund seeks to invest in both growth and value securities.

■  Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

■  Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value ("NAV"), yield and/or total return may be adversely affected if any of the following occurs:

■  The market values of the securities acquired by the Fund decline.

■  Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

■  Value stocks fall out of favor relative to growth stocks.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

■  Foreign securities lose market share or profits. Foreign securities generally experience more volatility than their domestic counterparts.

■  An investment company in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

3

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

While the total returns reflected in the bar chart, table, and listing of highest and lowest quarterly returns include fees paid by the Class A shares of the Fund, they do not reflect the impact of fees and charges imposed pursuant to the terms of the contracts funded by the separate accounts that invest in the Fund. (See Additional Fund Information). As a result of these fees and charges, the total returns for the separate account assets that relate to the contracts will be lower than the total returns for the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The table below shows how the average annual total returns for Class A shares of the Fund for one, five and ten year periods compare to those of the S&P 500 Index.

Calendar Year Returns for Class A Shares

Highest/lowest quarterly results during this time period were:

Highest  19.25% (quarter ended June 30, 2003)

Lowest  -25.14% (quarter ended December 31, 2008)

Average Annual Total Returns (For the Periods ended December 31, 2012)	1 Year	5 Years	10 Years
CLASS A	16.28%	(0.79)%	6.81%
S&P 500 Index (Index returns reflect no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%

4

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Lawrence G. Babin is a Chief Investment Officer (Diversified Equity) of the Adviser, and has been a Lead Portfolio Manager of the Fund since its inception in 1999.

Paul D. Danes is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund since 2000.

Carolyn M. Rains is a Portfolio Manager of the Adviser, and has been a Portfolio Manager or Associate Portfolio Manager of the Fund since 2000.

5

Tax Information

As the Fund is only offered for investment through a tax-deferred arrangement, such as a variable insurance product, the Fund's distributions are not taxable. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from those arrangements.

Payments to Insurance Companies

The Fund, through its Distributor, may pay fees for activities primarily intended to result in the sale of Fund shares to insurance companies for the purpose of funding variable annuity contracts and variable life policies. These payments may create a conflict of interest by influencing insurance companies to include the Fund as an underlying investment option in its variable insurance products. Ask your variable products salesperson or visit the insurance company's website for more information.

6

Additional Fund Information

The Diversified Stock Fund (the "Fund") is a mutual fund that is part of The Victory Variable Insurance Funds (the "Trust"). The Trust is sometimes referred to in this Prospectus as being a member of the Victory Funds, a mutual fund family comprised of three separate Trusts, each with their own funds, each having distinct investment management objectives, strategies, risks, and policies.

The following section describes the principle investment strategy that the Fund will use under normal market conditions to pursue its investment objective. Keep in mind that for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

Principal Investment Strategy of the
Diversified Stock Fund

The Adviser seeks to invest in both growth and value securities.

■  Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

■  Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

In making investment decisions, the Adviser may consider cash flow, book value, dividend yield,

growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer's underlying assets, and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Fund.

7

Additional Fund Information (continued)

Investment Characteristics of the Fund

■  Diversified investment portfolio;

■  Seeks to achieve long-term growth;

■  Invests in growth and value securities issued by large, established companies; and

■  Fluctuating NAV per share.

Who May Want to Invest in the Fund

■  Contract owners willing to accept the risk of price and dividend fluctuations;

■  Contract owners willing to accept higher risk in return for higher potential returns; and

■  Contract owners with long-term financial goals, such as saving for retirement.

The Fund may not be an appropriate selection for contract owners who:

■  are not willing to take any risk that they may lose money on their investment;

■  want absolute stability of their investment principal; or

■  want to invest in a particular sector or in particular industries, countries, or regions.

8

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.

U.S. Equity Securities

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

Equity Securities of Foreign Companies Traded on U.S. Exchanges

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

Investment Companies

The Fund may invest in securities of other investment companies, including unit investment trusts and exchange traded funds, if those companies invest in securities consistent with the Fund's investment objective and policies.

9

Risk Factors

This Prospectus describes the principal risks that are associated with the Fund's investment strategies.

General risks

■  Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

■  Manager risk is the risk that the Fund's portfolio manager may implement an investment strategy in a way that does not produce the intended result.

Equity risk

■  Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Value securities risk

■  Value securities risk is the risk that the prices of portfolio securities might not appreciate as anticipated if the market does not recognize that the Fund's securities are undervalued. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause the Fund

10

Risk Factors (continued)

to underperform funds that use a growth or non-value approach to investing.

Growth securities risk

■  Growth securities risk is the risk that portfolio securities might be more sensitive to changes in current or expected earnings than the values of other stocks. Growth securities may be more volatile than other stocks, causing greater fluctuations in value. A growth approach could also be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

ADRs, GDRs and U.S.-traded foreign investments risks

■  Political and economic risks, along with other factors, could adversely affect the value of the Fund's investments in U.S. traded foreign companies, ADRs and GDRs.

■  Foreign securities risk. Investing in U.S. traded foreign companies, ADRs and GDRs involves certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and investments in U.S. companies that have significant foreign operations.

11

Risk Factors (continued)

Investment companies risk

■  Investment company risk is the risk that the Fund's ability to achieve its investment objective may be directly related to the ability of any underlying investment companies held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies.

An investment in the Fund is not a complete investment program.

12

Investing in the Fund

The Fund is designed as an investment exclusively for contracts that are offered by the separate accounts of participating insurance companies. The participating insurance company will buy and redeem shares according to your instructions, as provided in the contract, and will redeem shares as needed to provide benefits under the contract.

Shares of the Fund may be offered in the future to other separate accounts established by other insurance companies, and they may fund both variable annuity and variable life insurance contracts offered by the same or affiliated insurance companies. Although the Fund currently does not foresee any conflicts of interest between owners of variable annuity contracts and variable life insurance contracts or between owners of variable contracts issued by insurance companies that are not affiliated, it is possible, for various reasons, that conflicts may arise between groups of contract owners. Each insurance company whose separate accounts invest in the Fund, the Fund's distributor, and the Adviser are required to report any material irreconcilable conflict to the Board of Trustees and, where a conflict exists, the appropriate insurance company is required to take whatever action is necessary to remedy the conflict. The Board of Trustees is required to monitor the handling of the conflict and must be satisfied that the steps taken toward its resolution benefit the contract owners generally. In the event of a conflict, an insurance company might redeem its investment by one or more separate accounts in the Fund's shares. If this happens, the Fund may have to sell securities at unfavorable prices.

13

Organization and

Management of the Fund

The Trust's Board of Trustees has overall responsibility for the management of the Fund. The Board of Trustees monitors the services provided to contract owners.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC and is a wholly owned subsidiary of KeyCorp. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2012, the Adviser and its affiliates managed assets totaling in excess of $22 billion for individual and institutional clients. The Adviser's address is 4900 Tiedeman Road, Brooklyn, OH 44144.

For the fiscal year ended December 31, 2012, the Adviser was paid advisory fees of 0.30%, based on the percentage of the average daily net assets of the Fund.

A discussion of the Board's considerations in approving the Advisory Agreement appears in the Fund's Annual Report for the fiscal year ended December 31, 2012.

Portfolio Management Lawrence G. Babin is Lead Portfolio Manager, and Paul D. Danes and Carolyn M. Rains are Co-Portfolio Managers of the Diversified Stock Fund.

Mr. Babin is a Chief Investment Officer (Diversified Equity) of the Adviser, and has been with the Adviser or an affiliate since 1982. Mr. Babin is a CFA charterholder.

Mr. Danes is a Senior Portfolio Manager of the Adviser, and has been associated with the Adviser or an affiliate since 1987. Mr. Danes is a CFA charterholder.

Ms. Rains is a Portfolio Manager of the Adviser, and has been with the Adviser or an affiliate since 1998. Ms. Rains is a CFA charterholder.

Portfolio Managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

14

Share Price

The Fund calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern time, but may be earlier or later on some days. A separate account buys and redeems shares at the next share price calculated after your instructions are received and accepted by an authorized representative of your participating insurance company. A business day is a day on which the NYSE is open.

The Fund prices its investments at market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

■  Trading in the security has been halted;

■  The market quotation for the security is clearly erroneous due to a clerical error;

■  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

■  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

The Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of its outstanding shares.

15

How to Buy Shares

Opening an Account

You cannot buy shares of The Victory Variable Insurance Funds directly, but only as an investment option through variable annuity or variable life insurance contracts ("contracts") that are offered by the separate accounts of certain life insurance companies (participating insurance companies). You are encouraged to read this Prospectus in conjunction with the accompanying separate account prospectus. Please refer to the separate account prospectus for information on how the participating insurance company buys and redeems shares.

Purchasing Shares

Insurance company separate accounts invest in the Fund based upon its current NAV. The Fund's transfer agent processes orders to buy or redeem shares of the Fund at its NAV next computed after the order is received in good order. The value of your contract's investment in the Fund also will be based upon premium payments, surrender and transfer requests, and any other transaction requests from contract owners, annuitants, and beneficiaries. In order to calculate the value of your investment, you would have to determine the number of contract units you own along with the "accrued unit value" of your contract.

Share Classes

The Fund currently offers only Class A shares as described in this Prospectus. At some future date, the Fund may offer additional classes of shares. The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

16

How to Sell Shares

Redemptions

Shares of the Fund may be redeemed by instructing your participating insurance company to terminate your contract's investment in the Fund. Please refer to the instructions provided in the prospectus for the separate account. The separate account may redeem shares on any business day at the NAV that is next calculated after the order is placed.

The Fund may suspend the right of redemption in the following circumstances:

■  During non-routine closings of the NYSE;

■  When the SEC determines that (a) trading on the NYSE is restricted or (b) an emergency prevents the sale or valuation of the Fund's securities; or

■  When the SEC orders a suspension to protect the Fund's shareholders.

The Fund will pay redemptions by any one separate account during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets at the beginning of the period. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

17

How to Sell Shares (continued)

Contract Owner Administrative Services Agreement

The Fund has adopted a form of Contract Owner Administrative Services Agreement. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A shares of the Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Fund may enter into these agreements with KeyBank and its affiliates, and with other financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)

Distribution and Service Plan

In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution and Service Plan. Under the Distribution and Service Plan, the Fund may pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets. The fee may be used by the Distributor to pay for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies.

18

How to Sell Shares (continued)

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser, Administrator or the Distributor may make payments from their own resources for promotional and administrative expenses. These amounts would be in addition to amounts paid by the Fund under the Distribution and Service Plan and the Contract Owner Administrative Services Agreements.

19

Dividends, Distributions,
and Taxes

The tax status of your separate account's investment in the Fund depends upon the features of your contract. For further information, please refer to the separate account prospectus.

The Fund expects to distribute substantially all of its ordinary income and capital gains each year. Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. However, the Fund may not always pay a dividend or distribution for a given period. Capital gains distributions, if any, from the Fund will be made annually. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions made by the Fund will be automatically reinvested in additional shares of the Fund.

20

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be subject to U.S. federal income tax on its net earnings and net capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the contracts.

■  Shares of the Fund must be purchased through the contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a contract.

■  The Code requires that a separate account underlying a contract must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance contract for tax purposes. A separate account invested in the Fund will be treated as owning its proportionate share of the Fund's assets for purposes of determining whether the account is adequately diversified. If a separate account underlying a contract were not in compliance with these diversification requirements, the contract owner would be subject to tax on the contract's earnings.

■  This discussion of federal income tax consequences is based on tax laws and regulations in effect as of the date of this Prospectus, and may change as a result of legislative, administrative or judicial action. As this discussion is for general information only, you also should review the more detailed discussion of federal income tax considerations that is contained in the separate account prospectus and the SAI.

You should consult with your own tax adviser regarding the tax consequences of your investment in the separate account, including the application of state and local taxes which may differ from the federal income tax consequences described.

21

Important Fund Policies

Market Timing

The Victory Variable Insurance Funds discourage and do not accommodate frequent purchases and redemptions of Fund shares ("market timing"). We will uniformly deny any request to purchase shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, even when the trades are combined with those of other investors or shareholders.

Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity.

Because the Fund's shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not able to determine directly whether a separate account's purchase or sale of the Fund's shares on any given day represents transactions by a single investor or multiple investors. It also is not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, the Fund may request that an insurance company cooperate in monitoring transactions to detect potential market timing. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund shares. Consistent with applicable laws and agreements, the Fund may stop selling its shares to a separate account to prevent market timing.

22

Important Fund Policies (continued)

Performance

The Fund may advertise its performance by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the Investment Performance section for the Fund.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Fund send these documents to each shareholder individually by calling your participating insurance company.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (June 30th) and its fiscal year (December 31st) in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission (SEC) by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (March 31st and September 30th, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

23

Important Fund Policies (continued)

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, VictoryFunds.com by no later than the 15th day of the following calendar month.

You can find a description of the Fund's policies and procedures with respect to disclosure of its portfolio securities in the Fund's Statement of Additional Information or on the Fund's website, VictoryFunds.com.

24

Other Service Providers

Victory Capital Advisers, Inc. (the "Distributor"), 4900 Tiedeman Road, Brooklyn, Ohio 44144, member FINRA and SIPC, is a subsidiary of KeyCorp, and serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, Brooklyn, Ohio 44144 serves as the Administrator and Fund Accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Fund.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York 10104, serves as legal counsel to the Fund.

25

Financial Highlights

The following financial highlights table reflects historical information about Class A shares of the Fund and is intended to help you understand the Fund's financial performance for the past five years.

Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The total returns do not include charges that will be imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.

As of December 31, 2012, the information for each period presented has been audited by Ernst & Young LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at VictoryFunds.com. Information provided for the period ended December 31, 2008 was audited by another independent registered public accounting firm.

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Financial Highlights

DIVERSIFIED
STOCK FUND

	Diversified Stock Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net Asset Value, Beginning of Period	$9.05	$9.78	$8.77	$6.96	$13.19
Investment Activities:
Net investment income	0.10	0.06	0.07	0.06	0.08
Net realized and unrealized gains (losses) on investments	1.37	(0.73)	1.01	1.81	(4.45)
Total from Investment Activities	1.47	(0.67)	1.08	1.87	(4.37)
Distributions
Net investment income	(0.10)	(0.06)	(0.07)	(0.06)	(0.08)
Net realized gains from investments	—	—	—	—	(1.78)
Total Distributions	(0.10)	(0.06)	(0.07)	(0.06)	(1.86)
Net Asset Value, End of Period	$10.42	$9.05	$9.78	$8.77	$6.96
Total Return (a)	16.28%	(6.83)%	12.34%	27.06%	(37.87)%
Ratios/Supplemental Data:
Net assets at end of period (000)	$33,090	$32,874	$41,356	$40,585	$33,205
Ratio of net expenses to average net assets	1.19%	1.26%	1.23%	1.20%	1.20%
Ratio of net investment income to average net assets	0.96%	0.62%	0.77%	0.81%	0.79%
Ratio of gross expenses to average net assets (b)	1.19%	1.26%	1.23%	1.24%	1.22%
Ratio of net investment income to average net assets (b)	0.96%	0.62%	0.77%	0.77%	0.77%
Portfolio turnover	96%	80%	91%	88%	132%

(a)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

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Statement of Additional Information (SAI) – The SAI contains a more detailed legal description of the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus. This means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-annual Reports – Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

To obtain copies of the SAI, annual and semi-annual reports, or more information at no charge, please call your participating insurance company.

How to Obtain Information

By telephone: Call your participating insurance company at the toll free number listed in the separate account prospectus.

By mail: You may write to your participating insurance company at the address listed in the separate account prospectus.

You also can get information about the Funds (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.
On the Internet	EDGAR database at sec.gov or by email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-1520

Investment Company Act File Number 811-8979

VF-VVIDSF-PRO (4/13)

STATEMENT OF ADDITIONAL INFORMATION

THE VICTORY VARIABLE INSURANCE FUNDS

Diversified Stock Fund

April 15, 2013

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with The Victory Variable Insurance Funds (the “Trust”) prospectus for the Diversified Stock Fund (the “Fund”), which is dated April 15, 2013, as amended or supplemented from time to time.  This SAI is incorporated by reference in its entirety into the prospectus.  Copies of the prospectus may be obtained by writing The Victory Variable Insurance Funds at P.O. Box 182593, Columbus, Ohio 43218-2593, or by calling your participating insurance company at the toll free number indicated on the separate account prospectus.

The Fund’s audited financial statements for the fiscal year ended December 31, 2012 are incorporated in this SAI by reference to the Fund’s 2012 annual report to shareholders (File No. 811-8979).  You may obtain a copy of the Fund’s annual report at no charge by request to the Fund at the address noted above or by calling your participating insurance company at the toll free number indicated on the separate account prospectus.

Table of Contents

General Information	1
Investment Objective, Policies and Limitations	1
Instruments in which the Fund Can Invest	3
Debt Securities	3
Foreign Investments	8
Derivatives	9
Other Investments	14
Investment Strategies	15
Determining Net Asset Value (NAV) and Valuing Portfolio Securities	17
Performance	17
Additional Purchase and Redemption Information	20
Dividends and Distributions	20
Taxes	21
Management of the Trust	22
Advisory and Other Contracts	28
Additional Information	37
Appendix A — Description of Security Ratings	A-1
Appendix B — Proxy Voting Policies and Procedures	B-1

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION.

The Trust was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on February 11, 1998 under the name “The Victory Variable Funds.”  The Trust’s Certificate of Trust was amended on October 15, 1998 to reflect its current name, “The Victory Variable Insurance Funds.”  The Trust is an open-end management investment company consisting of one series (the “Fund”) issuing units of beneficial interest (“shares”).  The outstanding shares represent interests in the Diversified Stock Fund.  The Fund is a diversified mutual fund.

This SAI relates to the Class A shares of the Fund.  Much of the information contained in this SAI expands on subjects discussed in the prospectus.  Capitalized terms not defined herein are used as defined in the prospectus.  No investment in shares of the Fund should be made without first reading the prospectus.

INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS.

Investment Objective.

The Fund’s investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund’s outstanding voting securities, as defined under the 1940 Act.  There can be no assurance that the Fund will achieve its investment objective.

Investment Policies and Limitations of the Fund.

The following policies and limitations supplement the Fund’s investment policies set forth in the prospectus.  The Fund’s investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the prospectus and this SAI.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (the “1940 Act”)).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.  If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board of Trustees (the “Trustees” or the “Board”) will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund’s outstanding voting securities unless (1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote.  The Fund may, following notice to its shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available, but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the prospectus.

Fundamental Investment Policies and Limitations of the Fund.  The following investment limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares, as defined under the 1940 Act.

1.             Senior Securities.

The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

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2.             Underwriting.

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

3.             Borrowing.

The Fund may not borrow money, except as permitted under the 1940 Act, or by order of the Securities and Exchange Commission (the “SEC”) and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

4.             Real Estate.

The Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments.  This restriction shall not prevent the Fund from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts.  This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5.             Lending.

The Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

6.             Commodities.

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Non-Fundamental Investment Policies and Limitations of the Fund.  The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.

1.             Illiquid Securities.

Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which the Fund has valued them.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered.  Victory Capital Management Inc., the Fund’s investment adviser (the “Adviser”), under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

The Fund may not invest more than 15% of its net assets in illiquid securities.

2.             Short Sales and Purchases on Margin.

The Fund may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund.

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3.             Other Investment Companies.

The Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a “fund of funds.”

The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

4.             Concentration.

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.  In the utilities category, the industry shall be determined according to the service provided.  For example, gas, electric, water and telephone will be considered as separate industries.

INSTRUMENTS IN WHICH THE FUND CAN INVEST.

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies, and limitations, including certain transactions the Fund may make and strategies it may adopt.  The Fund’s investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the prospectus and this SAI.  The following also contains a brief description of the risk factors related to these securities.  The Fund may, following notice to its shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed, to the extent such investment practices are both consistent with the Fund’s investment objective and are legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the prospectus and this SAI.

Unless otherwise noted, the Fund may invest in the securities described in this section.

Debt Securities.

Corporate and Short-Term Obligations.

U.S. Corporate Debt Obligations include bonds, debentures, and notes.  Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property.  Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, and stripped government securities.  Bonds, notes, and debentures in which the Fund may invest may differ in interest rates, maturities, and times of issuance.  The market value of the Fund’s fixed income investments will change in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.  The Fund may invest up to 20% of its total assets in these obligations.

Changes by nationally recognized statistical rating organizations (“NRSROs”) in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Except under conditions of default, changes in the value of the Fund’s securities will not affect cash income derived from these securities but may affect the Fund’s net asset value per share (“NAV”).

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Convertible and Exchangeable Debt Obligations.  A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer.  Convertible debt obligations are usually senior to common stock in a corporation’s capital structure, but usually are subordinate to similar non-convertible debt obligations.  While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company.  Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., the value of the underlying share of common stock if the security is converted).  As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise.  However, the price of a convertible debt obligation also is influenced by the market value of the security’s underlying common stock.  Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines.  While no securities investment is without some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligation or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund’s total assets invested in true and synthetic convertibles.

Preferred Stocks are instruments that combine qualities both of equity and debt securities.  Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document.  Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights.  Preferred stocks typically do not have voting rights.  The Fund may invest up to 20% of its total assets in preferred stock issued by domestic and foreign corporations.

Real Estate Investment Trusts (“REITs”) are corporations or business trusts that invest in real estate, mortgages or real estate-related securities.  REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest in and own real estate properties.  Their revenues come principally from rental income of their properties.  Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio.  Mortgage REITs deal in investment and ownership of property mortgages.  These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities.  Their revenues are generated primarily by the interest that they earn on the mortgage loans.  Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages.  The Fund may invest up to 25% of its total assets in REITs.

Short-Term Corporate Obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs.  Corporate bonds in which the Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes.  In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.  The Fund may invest up to 20% of its total assets in these instruments.

Demand Features.  The Fund may acquire securities that are subject to puts and standby commitments (“demand features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund.  The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security.  The Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities.  The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security.  Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

4

Bankers’ Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

Certificates of Deposit (“CDs”) are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.  The Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”) or the Savings Association Insurance Fund.

Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States.  Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

Yankee CDs are CDs issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations.  Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.  The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Adviser to present minimal credit risks and to be of comparable quality, in accordance with guidelines established by the Board, to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments.  For a description of the rating symbols of each NRSRO, see Appendix A to this SAI.

Short-Term Funding Agreements.  The Fund may invest in short-term funding agreements (sometimes referred to as guaranteed investment contracts or “GICs”) issued by insurance companies.  Pursuant to such agreements, the Fund makes cash contributions to a deposit fund of the insurance company’s general account.  The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index.  The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate.  Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in the Fund that are not readily marketable, will not exceed 15% of the Fund’s net assets.  In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as “separately traded registered interest and principal securities” (“STRIPS”) and “coupon under book entry safekeeping” (“CUBES”).  These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury receipts (“TRs”), Treasury investment growth receipts (“TIGRs”), and certificates of accrual on Treasury securities (“CATS”).  The Fund may invest up to 20% of its total assets in receipts.

Investment Grade and High Quality Securities.

The Fund may invest in “investment grade” obligations, which are those that are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality.  The applicable securities ratings are described in Appendix A to this SAI.  “High-quality” short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the

5

Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Board.

Loans and Other Direct Debt Instruments.

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties.  Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments also may include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

U.S. Government Obligations.

U.S. Government Securities are obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency or instrumentality.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.  The Fund may invest up to 20% of its total assets in these securities.

Mortgage-Backed Securities.

Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations.  All of these mortgage obligations can be used to create pass-through securities.  A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold.  The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation’s scheduled maturity date.  As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates.  Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates.  Prepayment rates are important because of their effect on the yield and price of the securities.

Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid.  The opposite is true for pass-throughs purchased at a discount.  The Fund may purchase mortgage-backed securities at a premium or at a discount.  Among the U.S. government securities in which the Fund may invest are government mortgage-backed securities (or government guaranteed mortgage-related securities).  Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund’s shares.  The Fund may invest up to 20% of its total assets in these securities.

Federal Farm Credit Bank Securities.  A U.S. government-sponsored institution, the Federal Farm Credit Bank (“FFCB”) consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises.  The FFCB sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities and adjustable rate securities through a national syndicate of securities dealers.  Several dealers also maintain an active secondary market in these securities.  FFCB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Federal Home Loan Bank Securities.  Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, FHLB, created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends

6

the money to mortgage lenders based on the amount of collateral provided by the institution.  FHLB securities are not guaranteed by the U.S. government, although FHLB may borrow under a line of credit from the U.S. Treasury.

U.S. Government Mortgage-Backed Securities.  Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities.  Some such obligations, such as those issued by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities is GNMA.  GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages.  Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC.  FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders.  Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages.  GNMA certificates that the Fund may purchase are the “modified pass-through” type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or guaranteed by the Veterans Administration (“VA”).  The GNMA guarantee is backed by the full faith and credit of the U.S. government.  GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the underlying mortgages.  Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC Securities.  FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages.  FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and collateralized mortgage obligations (“CMOs”).  Participation certificates resemble GNMA certificates in that each participation certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  FHLMC guarantees timely monthly payment of interest on participation certificates and the ultimate payment of principal.  FHLMC Gold participation certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC.  The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Securities.  FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages.  FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates (“FNMA Certificates”) and CMOs.  FNMA Certificates resemble GNMA certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs.  Although the FNMA

7

guarantee is not backed by the full faith and credit of the U.S. government, FNMA may borrow under a line of credit from the U.S. Treasury.

Collateralized Mortgage Obligations.  CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds.  The Fund may invest up to 20% of its total assets in these securities.

Non-Government Mortgage-Backed Securities.  The Fund may invest in mortgage-related securities issued by non-government entities.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.  Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a non-government mortgage-backed security meets the Fund’s investment quality standards.  There can be no assurance that the private insurers can meet their obligations under the policies.  The Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund’s quality standards.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.  The Fund will not purchase mortgage-related securities or any other assets that, in the opinion of the Adviser, are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be invested in illiquid securities.

The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years.  Mortgage-related securities include CMOs and participation certificates in pools of mortgages.  The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years.  The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments.  The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets.  The impact of prepayment of mortgages is described under “Government Mortgage-Backed Securities.” Estimated average life will be determined by the Adviser.  Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser.  The Adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Foreign Investments.

The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts (“ADRs”) and securities purchased on foreign securities exchanges.  Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.  Unsponsored ADRs may involve additional risks.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an

8

issuer’s financial condition and operations.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers, and securities markets may be subject to less government supervision.  Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays.  It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries.  Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons.  Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The Fund may invest up to 20% of its total assets in foreign equity securities traded on U.S. exchanges.

Derivatives.

Forward Contracts.

A forward currency exchange contract (“forward contract”) involves an obligation to buy or sell a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).  The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the managers determine that there is a pattern of correlation between the two currencies.  The Fund may also buy and sell forward contracts (to the extent they are not deemed “commodities”) for non-hedging purposes when the managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.

The Fund’s custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody’s or S&P or, if unrated, deemed by the managers to be of comparable quality) into a segregated account of the Fund maintained by its custodian bank in an amount equal to the value of the Fund’s total assets committed to the forward foreign currency exchange contracts requiring the funds to purchase foreign currencies.  If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of the Fund’s commitments with respect to such contracts.  The segregated account is marked-to-market on a daily basis.

Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), a U.S. governmental agency, the CFTC may in the future assert authority to regulate these contracts.  In such event, a Fund’s ability to utilize forward foreign currency exchange contracts may be restricted.  The Fund generally will not enter into a forward contract with a term of greater than one year.  The Fund will not enter into forward currency exchange contracts or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

Risk Factors in Forward Contract Transactions. Hedging the Fund’s currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Fund’s objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such

9

transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund’s securities are not denominated.

Futures and Options.

Futures Contracts.  The Fund may enter into futures contracts, including stock index futures contracts and options on futures contracts for the purposes of remaining fully invested and reducing transaction costs.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index, at a specified future time and at a specified price.  In a stock index futures contract, two parties agree to receive or deliver a specified amount of cash multiplied by the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.  Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges.  The CFTC regulates futures exchanges and trading under the Commodity Exchange Act.

Although futures contracts by their terms call for actual delivery and receipt of the underlying securities, in most cases these contracts are closed out before the settlement date without actual delivery or receipt.  Closing out an open futures position is done by taking an offsetting position in an identical contract to terminate the position (buying a contract that has previously been “sold,” or “selling” a contract previously purchased).  Taking an offsetting position also can be accomplished by the acquisition of put and call options on futures contracts that will, respectively, give the Fund the right (but not the obligation), in return for the premium paid, for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.  Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders, such as the Fund, are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimal initial margin requirements are established by the futures exchange and are subject to change.  Brokers may establish deposit requirements that are higher than the exchange minimums.  Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund may seek to offset a decline in the value of its portfolio securities through the sale of futures contracts.  When interest rates are expected to fall or market values of portfolio securities are expected to rise, the Fund may purchase futures contracts in an attempt to secure better rates or prices on anticipated purchases than those that might later be available in the market.

Risk Factors in Futures Transactions.  Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts that it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.  The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the

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futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market that also may cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by the Fund are generally only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions.  The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Fund involves the risk of imperfect or no correlation where the securities underlying the futures contract have different maturities than the portfolio securities being hedged.  It also is possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities.  There also is the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in a futures contract or related option.

The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner.  Such unanticipated changes also may result in poorer overall performance than if the Fund had not entered into any futures transactions.  Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.

Restrictions on the Use of Futures Contracts.  The Fund may invest in futures contracts, including stock index futures contracts and options on futures contracts, in a manner consistent with its policies for investing in derivative instruments, as established by the Board.  These investments may be made (i) as a substitute for investing directly in securities to keep the Fund fully invested and reduce transaction costs, (ii) for speculative purposes (for example, to generate income), (iii)  to hedge, and (iv) as a temporary substitute to maintain exposure to a particular market or security pending investment in that market or security.  The Fund will not enter into futures contract transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund’s total assets.  In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund’s total assets.  In addition, futures transactions may be limited by the Fund’s intention to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC.  Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit).  For a short position in futures contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but is not less than the price at which the short position was established).  However, segregation of assets is not required if the Fund “covers” a long position.  For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.  In addition, where the Fund takes short positions, it need not segregate assets if it “covers” these positions.  For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.  The Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract.  The Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

Options.  Options are complex instruments whose value depends on many variables.  Options may be listed on a national securities exchange or traded over-the-counter.  Call options and put options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

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Exchange-listed options are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.

Rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are frequently closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.  A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market.  If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions which may limit the Fund’s ability to realize its profits or limit its losses and adversely affect the performance of the Funds.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement.

Utilizing options is a specialized investment technique that entails a substantial risk, up to and including a complete loss of the amount invested.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The seller of a call option remains obligated to sell the security to the buyer until the expiration of the option.  A seller also may enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option.  A call option is said to be covered when the seller of a call option owns the underlying instrument at all times prior to the exercise or expiration of the call option.

A Fund may purchase a call option on a security, financial future, index, currency or other instrument to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

A Fund may write (i.e., sell) call options in an attempt to realize a greater level of current income than would be realized on the securities alone as the writer of a call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. A Fund also may write call options as a partial hedge against a possible stock market decline.  In view of its investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

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Risk Factors in Call Option Transactions.  The following risks are associated with call writing transactions:

•

So long as a Fund remains obligated as a call option writer, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit.

•	A Fund retains the risk of loss should the value of the underlying security decline.

•

Although the writing of call options only on national securities exchanges increases the likelihood of a Fund’s ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price.

•	Call option writing could result in increases in the Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

•

The Fund may be forced to acquire the underlying security of an uncovered call option transaction at a price in excess of the exercise price of the option, that is, the price at which the Fund has agreed to sell the underlying security to the purchaser of the option.

Put Options.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  A put option is said to be covered when the buyer of a put option owns the underlying instrument at all times prior to the exercise or expiration of the put option.

The Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.  The amount payable to a Fund upon its exercise of a “put” is normally (i) a Fund’s acquisition cost of the securities (excluding any accrued interest that a Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.  The amount payable to the Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Fund may acquire puts to facilitate the liquidity of its portfolio assets.  The Fund also may use puts to facilitate the reinvestment of its assets at a rate of return more favorable than that of the underlying security.  The Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration.  However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).  The Fund intends to acquire puts only from dealers, banks and broker-dealers that, in the Adviser’s opinion, present minimal credit risks.

Risk Factors in Put Option Transactions. The risk of writing put options is that the Fund may be unable to terminate its position in a put option before exercise by closing out the option in the secondary market at its current price if the secondary market is not liquid for a put option the Fund has written.  In such a case, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position. Upon the exercise of a put option written by the Fund, the Fund is not entitled to the gains in excess of the strike price if any, on securities underlying the options.

Other Risk Factors in Option Transactions.  So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit.  A Fund retains the risk of loss should the value of the underlying security decline.  Although the writing of call options only on national securities exchanges increases the likelihood of a Fund’s ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect

13

such transactions at any particular time or at any acceptable price.  The writing of call options could result in increases in a Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option.

Utilizing options is a specialized investment technique that entails a substantial risk, up to and including a complete loss of the amount invested.

Restrictions on the Use of Option Contracts.  The Fund may write (i.e., sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio.  The Fund may only write covered calls on up to 25% of its total assets.  The Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised.

Other Investments.

Illiquid Investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and certain restricted securities the Adviser has determined not to be liquid.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith pursuant to procedures approved by the Board.  If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

Master Limited Partnerships.  Master Limited Partnerships (“MLPs”) are publicly traded limited partnerships that combine the tax benefits of limited partnerships with the liquidity of common stock.  MLPs have a partnership structure, with one or more general partners who oversee the business operations and one or more limited partners who contribute capital.  MLPs issue investment units that are registered with the SEC and trade freely on a securities exchange or in the over-the-counter market.  To be considered an MLP, a firm must earn 90% of its income through activities or interest and dividend payments relating to real estate, natural resources or commodities.

As a limited partner in an MLP, a Fund will have limited control of the partnership and limited rights to vote on matters affecting the partnership.  While a Fund would not be liable for the debts of an MLP beyond the amounts a Fund has contributed, it will not be shielded from potential liability to the same extent it would be if it were a shareholder of a corporation.  In certain circumstances, creditors of an MLP may have the right to seek a return of capital that has been distributed to a limited partner, such as a Fund.  This right continues even after a Fund has sold its interest in the MLP.  The Fund may, from time to time, invest in MLPs.

Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to seek registration of the shares.  The Fund may invest up to 20% of its total assets in restricted securities.

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Participation Interests.  The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies.  These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership.  The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time.  The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations.  As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.  The Fund may invest up to 10% of its total assets in warrants.

Other Investment Companies.  The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  Pursuant to an SEC exemptive order, the Fund may invest in the money market funds of the Trust.  The Adviser will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Trust, and, to the extent required by the laws of any state in which the Fund’s shares are sold, the Adviser will waive its investment advisory fee as to all assets invested in other investment companies.

Risk Factors Associated with Investments in Investment Companies. As a shareholder of an investment company, the Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays it service providers.

Exchange Traded Funds (“ETFs”) are investment companies whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange.  Certain ETFs are actively managed portfolios rather than being based on an underlying index. ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”).  A creation unit represents a bundle of securities or commodities that replicates, or is a representative sample of, a particular index or commodity and that is deposited with the ETF.  Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash.  The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks.  The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities.  The Fund would purchase and sell individual shares of ETFs in the secondary market.  These secondary market transactions require the payment of commissions.

Risk Factors Associated with Investments in ETFs.  ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that the Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares.  Furthermore, there may be times when the exchange halts trading, in which case the Fund owning ETF shares would be unable to sell them until trading is resumed.  In addition, because ETFs invest in a portfolio of common stocks or other instruments or commodities, the value of an ETF could decline if prices of those instruments or commodities decline.  An overall decline of those instruments or commodities comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio.  Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling.  In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are generally passively managed, could expose investors in ETFs to unknown risks. Actively managed ETFs are also subject to the risk of underperformance relative to their chosen benchmark.

INVESTMENT STRATEGIES.

The Fund’s principal investment strategies are described in the prospectus.  To carry out its investment strategy, the Fund may engage in one or more of the following activities:

Temporary Defensive Measures.  For temporary defensive purposes in response to market conditions, the Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial

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paper (including variable-amount master demand notes), bankers’ acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements.  (See “Foreign Investments” for a description of risks associated with investments in foreign securities.)  These temporary defensive measures may result in performance that is inconsistent with the Fund’s investment objective.

Repurchase Agreements.  Securities held by the Fund may be subject to repurchase agreements.  Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price.  The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).  If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.  The Fund may invest up to 20% of its total assets in repurchase agreements.

The acquisition of a repurchase agreement will be deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the Fund is Collateralized Fully, as defined in Rules under the 1940 Act, and the Adviser, pursuant to its authority as delegated by the Board, has evaluated the seller’s creditworthiness.  In this regard, the underlying securities must be consistent with a Fund’s investment policies and limitations.

Reverse Repurchase Agreements.  The Fund may borrow funds equal to 33-1/3% of its total assets for temporary purposes by entering into reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Pursuant to such an agreement, the Fund would sell a portfolio security to a financial institution such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price.  At the time the Fund enters into a reverse repurchase agreement, it will segregate custodial account assets (such as cash or liquid securities), consistent with the Fund’s investment restrictions, having a value equal to the repurchase price (including accrued interest).  The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Short Sales Against-the-Box.  The Fund will not make short sales of securities, other than short sales “against-the-box.”  In a short sale against-the-box, the Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future.  The Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities.  If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

When-Issued Securities.  The Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield).  When the Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a separate account cash or liquid securities equal to the amount of the commitment.  Normally, the custodian will segregate portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund’s commitment.  It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade.  Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous.  The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objective.  The Fund may invest up to 33-1/3% of its assets in when-issued securities.

Delayed-Delivery Transactions.  The Fund may buy and sell securities on a delayed-delivery basis.  These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future).  Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.  The Fund may invest up to 33-1/3% of its assets in delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund’s other investments.  Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of

16

leverage.  When delayed-delivery purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations.  When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security.  If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Secondary Investment Strategies.  In addition to the principal strategies described in the prospectus, the Fund may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations; and may, but is not required to, use derivative instruments.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES.

The Fund’s NAV is determined and the Fund’s shares are priced as of the valuation time indicated in the prospectus on each Business Day.  A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open.  The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities listed or traded on domestic securities exchanges, including American Depositary Receipts (“ADRs”) and convertible debt securities are valued at the closing price on the exchange where the security is principally traded or at the NASDAQ Official Closing Price (“NOCP”).  If there have been no sales for that day on the primary exchange, a security is valued at the last available bid quotation on the exchange where the security is principally traded.  Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Board.  Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.  Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.  Futures contracts are valued at settlement price established each day by the board of trade or an exchange on which they are traded.  Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the mean of the latest bid and ask prices.  Investments in other open-end investment companies are valued at net asset value.  Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE.  The values of such securities used in computing the Fund’s NAV are generally determined at such times.  Foreign currency exchange rates are also generally determined prior the close of the NYSE.  Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE.  If events affecting the value of securities occur during such a period, and the Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

PERFORMANCE.

From time to time, the “standardized yield,” “distribution return,” “dividend yield,” “average annual total return” and “total return,” of an investment in Fund shares may be advertised.  An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to contract owners in reviewing the Fund’s performance.  The Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for the Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter.  This enables a contract owner to compare the Fund’s performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using such information as a basis for comparison with other investments.  The Fund’s shares are not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis.  When redeemed, shares of the Fund may be worth more or less than their original cost.  Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares.  The yield and total returns of shares of the Fund are affected by portfolio quality, portfolio maturity, the type of

17

investments the Fund hold, and operating expenses.  Class A Shares are subject to an annual contract owner administrative services fee of up to 0.25% of average daily net assets and an annual Rule 12b-1 fee of up to 0.25% of average daily net assets.

Standardized Yield.  The “yield” (referred to as “standardized yield”) of the Fund for a given 30-day period is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

Standardized Yield = 2 [(a-b + 1)6 - 1]

cd

The symbols above represent the following factors:

a =	dividends and interest earned during the 30-day period.
b =	expenses accrued for the period (net of any expense reimbursements).
c =	the average daily number of shares of outstanding during the 30-day period that were entitled to receive dividends.
d =	the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

The Fund’s standardized yield for a 30-day period may differ from its yield for any other period.  The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.  This standardized yield is not based on actual distributions paid by the Fund in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund’s portfolio investments calculated for that period.  The standardized yield may differ from the “dividend yield,” described below.

Dividend Yield and Distribution Returns.  From time to time the Fund may quote a “dividend yield” or a “distribution return.”  Dividend yield is based on the Fund’s dividends derived from net investment income during a one-year period.  Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period.  The “dividend yield” is calculated as follows:

Dividend Yield =	Dividends for a Period of One-Year

Maximum Offering Price (last day of period)

Total Return Calculations.  Total returns quoted in advertising reflect all aspects of the Fund’s return, including the effect of reinvesting dividends and net capital gain distributions (if any), and any change in the Fund’s NAV over the period.  Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.  For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years.  While average annual total returns (or “annualized total return”) are a convenient means of comparing alternative choices to fund a variable contract, contract owners should realize that performance for the Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Total Returns.  The “average annual total return” of the Fund is an average annual compounded rate of return for each year in a specified number of years.  It is based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return

The cumulative “total return” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Total return is determined as follows:

ERV - P = Total Return

P

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Total returns also assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV, and that the investment is redeemed at the end of the period.

The Fund’s total return should be distinguished from the rate of return of the corresponding separate account.  The separate account’s return reflects the deduction of additional insurance charges, including mortality and expense risk charges, resulting in a lower rate of return.  Because the Fund’s yield or total return does not reflect these additional charges, this performance information should not be compared with that of mutual funds that are sold directly to the public.  The Fund’s performance information will only be included in sales literature if comparable performance figures for the corresponding separate account are also included.  Contract owners should consult the separate account prospectus for further information.

Other Performance Comparisons.

From time to time, the Fund may publish the ranking of its performance or the performance of its shares by Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against all other funds in similar categories.  The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration.

From time to time the Fund may publish its rating by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, including the Fund, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon the Fund’s three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns.  Such returns are adjusted for fees and sales loads.  There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1).

The total return on an investment made in the Fund may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectus.  These indices are unmanaged and do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.  The Fund’s total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Fund may be quoted and compared to other mutual funds with similar investment objectives that serve as funding vehicles for separate accounts offering variable contracts in advertisements, shareholder reports or other communications to shareholders.  These communications may also include performance calculations that describe hypothetical investment results.  (Such performance examples are based on an express set of assumptions and are not indicative of the performance of the Fund.)  In addition, these communications may include discussions or illustrations of the effects of compounding.  “Compounding” refers to the fact that the receipt of additional contract units attributable to the Fund’s dividends or other distributions (which distributions are reinvested in additional Fund shares) results in an increase in the value, not only of the units representing the original Fund shares acquired by the separate account, but also of additional units previously received.

The Fund also may include discussions or illustrations of the potential investment goals of a prospective contract owner (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.  From time to time advertisements or other sales literature may summarize the substance of information contained in the Fund’s financial reports (including the investment composition of the Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund).  Sales literature relating to the Fund may also include charts, graphs or drawings that illustrate the potential risks and rewards of various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to owning a contract with a separate account investing in the Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments.  In addition, sales literature may include a discussion of certain attributes or benefits resulting from participation in a separate account that invests in the Fund.  Such sales literature may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and

19

provide them to prospective contract owners.  Performance information with respect to the Fund is generally available by contacting your participating insurance company.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis.  Advertisements may also include descriptive information about the Adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return, and investment risk of the Fund with other variable contract funding vehicles, contract owners should understand that certain other vehicles have different risk characteristics than the Fund’s shares.  For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund’s returns will fluctuate and its share values and returns are not guaranteed.  Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal.  U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change.  When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests.  The Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one separate account.  The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund.  Separate accounts receiving securities or other property on redemption may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Purchasing and Redeeming Shares.

As described in the prospectus, shares of the Fund may be purchased and redeemed solely through variable annuity contracts and variable life insurance policies (collectively, “contracts”) offered by separate accounts of participating insurance companies.  The separate accounts purchase and redeem shares of the Fund based on, among other things, the amount of premium payments received on that day pursuant to contracts, but only on days when the NYSE is open for trading.  Such purchases and redemptions of Fund shares are effected at the Fund’s NAV determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on that same day.  No fee is charged to the separate accounts of the participating insurance companies when they redeem Fund shares.

DIVIDENDS AND DISTRIBUTIONS.

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.  The Fund ordinarily declares and pays dividends quarterly.  If the Fund makes a capital gains distribution, it is declared and paid annually.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income.  Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity.  Expenses, including the compensation payable to the Adviser, are accrued each day.  The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

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TAXES.

The following is only a summary of certain additional federal income tax considerations that are not described in the prospectus and generally affect the Fund and its shareholders.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are based on tax laws and regulations in effect as of the respective dates of this SAI and the prospectus, and may change as a result of legislative, administrative, and judicial action.  These discussions are not intended as substitutes for careful tax planning.

The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code.  Generally, to qualify as a RIC for federal income tax purposes, the Fund must (i) derive at least 90% of its annual gross income from dividends, interest, payments with respect to security loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, and currencies, and net income derived from an interest in a publicly traded partnership; and (ii) diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or certain publicly traded partnerships.  If so qualified, the Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts underlying the contracts of participating insurance companies that hold its shares.  In addition, if the Fund distributes annually its ordinary income and capital gain net income, in the manner prescribed in the Code, it will also not be subject to the non-deductible 4% federal excise tax otherwise applicable to a RIC on any of its undistributed income or gains.  If the Fund fails to qualify as a RIC, it would be subject to tax at the applicable corporate tax rate on its net investment income and net capital gains without being able to deduct dividends paid to shareholders, thereby reducing the amounts available for distribution to the separate accounts invested in the Fund.  Under current tax law, capital gains or dividends from the Fund are not currently taxable to a holder of a contract when left to accumulate within such contract.

Section 817(h) of the Code requires that investments of a segregated asset account underlying a contract be “adequately diversified,” in accordance with Treasury Regulations promulgated thereunder, in order for the holder of the contract based on such account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code.  Regulations under section 817(h) provide, among other things, the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements.  Under the Regulations, if a RIC satisfies certain conditions, the RIC will not be treated as a single investment of the account for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC.  Generally, the Regulations require that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments.  For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer.  Additionally, an account will be treated as being “adequately diversified” if the diversification requirements under subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies.  A separate account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.  The Fund plans to satisfy these conditions at all times so that each account of a participating insurance company investing in the Fund will be treated as owning its proportionate share of the Fund’s assets for purposes of determining whether it is adequately diversified under the Code and Regulations.

If the separate account upon which a contract is based fails to be adequately diversified pursuant to the foregoing rules for each calendar quarter, then (i) the variable contract is not treated as an annuity or life insurance contract under the Code for all subsequent periods for which such account is not “adequately diversified” and (ii) the holders of such contract must include as ordinary income the “income on the contract” for each taxable year.  Additionally, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of “life insurance contract” under the Code.  Generally, the “income of the contract” is the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year.

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For information concerning the federal income tax consequences to the holders of contracts, such holders should consult the prospectus for their particular contract.

As of December 31, 2012, the Fund had capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations of $6,756 (amounts in thousands), expiring in 2017. Under current tax law, capital, and certain other, losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Net capital losses realized in a fiscal year beginning after December 22, 2010, are deferred and treated as occurring on the first day of the following fiscal year. Such deferred capital losses are applied before any of the capital loss carryforwards described in the first sentence of this paragraph.

MANAGEMENT OF THE TRUST.

Leadership Structure and Board of Trustees.

The Trust is governed by a Board of Trustees consisting of eight Trustees, seven of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”).  The Chair of the Board is an Independent Trustee, who functions as the lead Trustee.  The Chair serves as liaison between the Board and its Committees, and the Fund’s investment adviser and other service providers.  The Chair is actively involved in setting the Board meeting agenda, and participates on each of the Board’s Committees.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act.  Each Trustee oversees one portfolio in the Trust, 16 portfolios in The Victory Portfolios, and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex.  There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.  Each Trustee’s address is c/o The Victory Variable Insurance Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David Brooks Adcock, 61	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).

Nigel D. T. Andrews, 65	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation (2000-2010); Old Mutual plc (2002-2010).; Old Mutual US Asset Management (since 2002)

E. Lee Beard, 61	Trustee	February 2005	Consultant, The Henlee Group, LLC. (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011 to November 2011).

Sally M. Dungan 59	Trustee	February 2011	Chief Investment Officer, Tufts University, since 2002.	None.

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David L. Meyer, 55	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.)(2002-2008).	None.

Karen F. Shepherd, 72	Trustee	August 2002	Retired; Shepherd Investments (private investments) (since 1996).	None.

Leigh A. Wilson, 68	Chair and Trustee	November 1994

Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).

Directory, Caledonia Mining Corporation (since 2012); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David C. Brown† 40	Trustee	May 2008	Co-Chief Executive Officer, (since 2011),President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), Victory Capital Management Inc.	None.

†Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Experience and qualifications of the Trustees.

The following summarizes the experience and qualifications of the Trustees.

•

David Brooks Adcock.  Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions.  He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association.  The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry qualifies him to serve on the Board.

•

Nigel D.T. Andrews.  Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange.  Mr. Andrews is also the non-executive chairman of Old Mutual’s U.S asset management business, where he also sits on the audit and risk committee.  Mr. Andrews also serves as a Governor of the London Business School.  The Board believes that his experience in these positions,

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particularly with respect to oversight of risk and the audit function of public companies, qualifies him to serve as a Trustee.

•

David C. Brown.  Mr. Brown serves as Co-Chief Executive Officer (since 2011) of Victory Capital Management Inc., the Fund’s investment adviser, and as such is an “interested person” of the Fund.  He previously served as President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser. The Board believes that his position and experience with the investment adviser, and his previous experience in the investment management business qualifies him to serve as a Trustee.

•

E. Lee Beard.  Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions.  As such, Ms. Beard is familiar with issues relating to audits of financial institutions.  The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•

Sally M. Dungan. Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years. She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995). Ms. Dungan has served on boards, including their audit and investment committees, of public and private institutions. The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•

David L. Meyer.  For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.).  The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•

Karen F. Shepherd.  Ms. Shepherd was for six years an executive director on the board of the European Bank for Reconstruction and Development (EBRD), serving as chair of the Budget Committee and of the Board when meeting in executive session.  Currently, she is a director of a federally insured depository institution and is familiar with financial institutions.  In addition, Ms. Shepherd is a Former Member of Congress and a former Utah State Senator.  She has owned and operated a Utah-based publishing company; has been the director of Salt Lake County’s Department of Social Services, and through extensive experience on many boards and commissions, understands the board governance processes. The Board believes that this experience qualifies her to serve as a Trustee.

•

Leigh A. Wilson.  Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial world.  As a director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies, and served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors.  He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006.  The Board believes that this experience qualifies him to serve as a Trustee.

Committees of the Board.

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda.  In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern.  In addition, a Committee may form a Sub-Committee to address particular areas of concern to that Committee.

The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard, and Mr. Wilson.  The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for reviewing periodic reports with respect to

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compliance and enterprise risk, including operation risk and personnel. The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The members of the Continuing Education Committee are Ms. Shepherd (Chair), Ms. Beard, and Mr. Meyer.  The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

The members of the Investment Committee are Ms. Dungan (Chair), Mr. Andrews, Ms. Shepherd and Mr. Wilson. The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assists the Board in its annual review of the Fund’s investment advisory agreement.

The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock, Mr. Brown and Mr. Meyer. This Committee negotiates the terms of the written agreements with the Fund’s service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its annual review of the Fund’s service providers, other than the investment adviser and independent auditors.

The Board Governance and Nominating Committee consists of all of the Independent Trustees.  Mr. Andrews currently serves as the Chair of this Committee.  The functions of this Committee are to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee.  A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Variable Insurance Funds, 3435 Stelzer Road, Columbus, Ohio 43219.  The Committee (or a designated Sub-Committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters.  The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation.  In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party.  The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended December 31, 2012, the Board held eight meetings; the Audit and Risk Oversight Committee held four meetings; the Continuing Education Committee held one meeting (but took no formal action); the Investment Committee held eight meetings; the Service Provider Committee held five meetings; the Board Governance and Nominating Committee held four meetings. The Agenda Committee did not meet. In addition, several sub-committees met at various times during the fiscal year.

Board role in the oversight of risk.

In considering risks related to the Fund, the Board consults and receives reports from officers of the Fund and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board or a designated committee include certain risks involving the Fund’s investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board has delegated to the Audit and Risk Oversight Committee overall responsibility for reviewing reports relating to compliance and enterprise risk, including operational risk and personnel.  The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the fund resulting from pursuing the Fund’s investment strategies (e.g., credit risk; liquidity risk and market risk).

Fund ownership.

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2012.  No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or Victory Capital Advisers, Inc. (the “Distributor”) or in any

25

person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex).  As of March 31, 2013, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Fund.

Independent Trustees.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	None	Over $100,000
Mr. Andrews	None	Over $100,000
Ms. Beard	None	Over $100,000
Ms. Dungan*	None	$50,001 - $100,000
Mr. Meyer	None	Over $100,000
Ms. Shepherd	None	Over $100,000
Mr. Wilson	None	Over $100,000

Interested Trustee.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown†	None	Over $100,000

*  Ms. Dungan joined the Board as an Independent Trustee on February 23, 2011.

†  Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Remuneration of Trustees and the Chief Compliance Officer.

The Victory Fund Complex will pay each Independent Trustee $132,000 per year for his or her services to the Funds in the Complex.  The Independent Chair will be paid an additional retainer of $66,000 per year.  The Board reserves the right to award reasonable compensation to any Interested Trustee.

The following tables indicate the compensation received by each Trustee and the Chief Compliance Officer from the Trust and from the Victory Fund Complex for the fiscal year ended December 31, 2012.  As of December 31, 2012, there were 18 mutual funds in the Victory Fund Complex for which the Trustees listed below were compensated.  The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Adcock	$528	$132,000
Mr. Andrews	528	132,000
Ms. Beard	528	132,000
Ms. Dungan	528	132,000
Mr. Meyer	528	132,000
Ms. Shepherd	528	132,000
Mr. Wilson	792	198,000

Interested Trustee.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Brown†	None	None

† Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

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Chief Compliance Officer.

Chief Compliance Officer	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Edward J. Veilleux	$621	$161,250

Deferred Compensation.

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”).  Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan, as selected by the Trustee.  The following table lists, as of December 31, 2012, the Trustees who have elected to defer a portion of his or her compensation from the Victory Fund Complex, the Funds owned and the approximate dollar value of the deferred compensation.

Trustee	Victory Fund	Approximate Dollar Value of Deferred Compensation
Mr. Adcock	Fund for Income	$281,563

Ms. Shepherd	Diversified Stock	20,072
	Established Value	27,437
	Fund for Income	79,610
	Small Company Opportunity	6,889

Officers.

The officers of the Trust are elected by the Board of Trustees to supervise actively the Trust’s day-to-day operations.  The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years are detailed in the following table.  Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor.  The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.  Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.  Citi Fund Services Ohio, Inc. (“Citi”) receives fees from the Trust for serving as the Fund’s sub-administrator, transfer agent, dividend disbursing agent and servicing agent.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael Policarpo, II,* 38	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010) of the Adviser.

Derrick A. MacDonald, 42	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology & Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).

Christopher K. Dyer, 51	Secretary	February 2006	Head of Mutual Fund Administration of the Adviser.

Jay G. Baris, 59	Assistant Secretary	February 1998	Partner, Morrison & Foerster LLP. (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP. (1994-2011).

Christopher E. Sabato, 44	Treasurer	May 2006	Senior Vice President, Treasury Services, Citi Fund Services, Inc.

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Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Eric B. Phipps, 41	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services Inc. (since 2006).

Edward J. Veilleux, 69	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

*Mr. Policarpo has been an officer of the Fund since May 2006.

ADVISORY AND OTHER CONTRACTS.

Investment Adviser.

One of the Trust’s most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC.  The Adviser is a wholly owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp.  As of December 31, 2012, the Adviser and its affiliates managed assets totaling in excess of $22 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114.  As of December 31, 2012, KeyCorp had an asset base of approximately $88 billion, with banking and trust and investment offices throughout the United States.  KeyCorp’s major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets.  Its non-bank subsidiaries include investment advisory, securities brokerage, insurance and leasing companies.

The Fund pays the Adviser a fee equal to 0.30% of its average daily net assets.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective owners of contracts offered by separate accounts that may invest in the Fund may include descriptions of KeyBank and the Adviser including, but not limited to, (1) descriptions of the operations of KeyBank and the Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of KeyBank and the Adviser.

Fee Waivers and Expense Reimbursements.

Where the Adviser has contractually and/or voluntarily agreed to waive its investment advisory fees, and reimburse expenses when necessary, so that the net operating expenses of a Fund do not exceed certain limits, those limits do not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.  There is no guarantee that the limits will remain in place or at the same level in the future.

The Advisory Agreement.

Unless sooner terminated, the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under “Additional Information — Miscellaneous”), and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or

28

“interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose.  The Advisory Agreement is terminable as to the Fund at any time on 60 days’ written notice without penalty, by vote of a majority of the outstanding shares of the Fund, by vote of the Trustees, or by the Adviser.  The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser.  In addition, the Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

For the three fiscal years ended December 31, 2012, the Adviser earned the following advisory fees with respect to the Fund.  The amount of fees paid to the Adviser is shown net of the amount of fee reduction.

2012		2011		2010
Fees Paid	Fee Reduction	Fees Paid	Fee Reduction	Fees Paid	Fee Reduction
$100,816	$0	$113,626	$0	$116,948	$0

Portfolio Managers.

This section includes information about the Fund’s portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. The portfolio managers listed below manage all of the other investment companies, other pooled investment vehicles and other accounts shown below as a team.

Other Accounts

Portfolio Management Team	Number of Other Accounts (Total Assets) * as of December 31, 2012	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of December 31, 2012
Lawrence G. Babin, Paul D. Danes and Carolyn M. Rains
Other Investment Companies	3 ($2.4 billion)	None
Other Pooled Investment Vehicles	4 ($1.4 billion)	None
Other Accounts	68 ($2.2 billion)	None

*  Rounded to the nearest billion, or million, as relevant.

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Fund.  As a result, these other accounts may invest in the same securities as the Fund.  The SAI section entitled “Advisory and Other Contracts — Portfolio Transactions” discusses the various factors that the Adviser considers in allocating investment opportunities among the Fund and other similarly managed accounts.

Fund Ownership

As of December 31, 2012, none of the Fund’s portfolio managers owned any of the Fund’s shares since shares of the Fund may only be owned through contracts offered by separate accounts of participating insurance companies.

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Compensation

The portfolio managers of the Fund each receives a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee).  A manager’s base salary is dependent on the manager’s level of experience and expertise.  The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager’s annual incentive bonus is based on the manager’s individual and investment performance results.  The Adviser establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  This target is set at a percentage of base salary, generally ranging from 40% to 150%.  Individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting.  Individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp’s corporate philosophy and values, such as leadership, risk management, and teamwork.  Investment performance is based on investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s), and is assigned a 50% weighting.  The overall performance results of the Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies.  The manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results.  For example, performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below-average performance may result in an incentive bonus as low as zero.  Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and three year rolling performance.  Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Fund’s portfolio managers participate in the Adviser’s long-term incentive plan, the results for which are based on the Adviser’s business results.  In addition to the compensation described above, each of the Fund’s portfolio managers may earn long-term incentive compensation based on a percentage of the incremental, year-over-year growth in revenue to the Adviser attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Fund.

Code of Ethics.

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics.  The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees).  Each Code of Ethics provides that Access Personnel must refrain from certain trading practices.  Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Fund.  Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures.

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Fund holds (the “Proxy Voting Policy”).  The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies only with a view to the best interests of the Fund’s shareholders; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund’s proxy voting records and the Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Trust’s proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests.  The Adviser delegates to Institutional Shareholder Services, an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Voting Committee. The Board annually will review the Proxy Voting Policies of the Trust and the Adviser and determine whether to amend the Trust’s Policy or to recommend to the Adviser any proposed amendment to its Policy.  The Proxy Voting Policies of the Trust and of the Adviser are included in this SAI at Appendix B.

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The Trust’s Proxy Voting Policy provides that the Fund, in accordance with SEC rules, annually will disclose on Form N-PX the Fund’s proxy voting record.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, as well as that for all such periods ended June 30, 2005 or later, is available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC’s website at www.sec.gov.

Portfolio Transactions.

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board, and in accordance with the Fund’s investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions.  Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price.  While the Adviser generally seeks competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.  Subject to this consideration, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust.  Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Fund.  Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust.  The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions.  The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.”  At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers.  As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, KeyBank or its affiliates, the Distributor or Citi and will not give preference to KeyBank’s correspondent banks or affiliates, or Citi with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

No payments were made to any affiliated brokers during the prior three fiscal years ended December 31, 2012.

Investment decisions for the Fund are made independently from those made for any other investment company or account managed by the Adviser.  Such other investment companies or accounts may also invest in the securities and may follow similar investment strategies as the Fund.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and any other investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser believes to be equitable to the Fund, investment company or account.  In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the particular Fund had participated in or been allocated such trades.

To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.  In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

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For the three fiscal years ended December 31, 2012, the Fund paid the following in brokerage commissions.

2012	2011	2010
$42,822	$54,830	$54,874

Allocation of Brokerage in Connection with Research Services.  During the fiscal year ended December 31, 2012, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the Fund’s brokerage transactions to brokers because of research services provided. During this period, the Fund entered into such transactions in the amount of  $48,516,238 and paid related commissions of $31,358.

Securities of Regular Brokers or Dealers.  On December 31, 2012, the Fund held securities of its regular brokers or dealers (or their parents), as shown in the following table.

Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value (000)
JP Morgan Chase & Co.	Equity	$1,139
Citigroup	Equity	$962
Goldman Sachs	Equity	$478

Portfolio Turnover.

The portfolio turnover rates stated in the prospectus are calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.  For the two fiscal years ended December 31, 2012 and 2011, the Fund’s portfolio turnover rate was 96% and 80%, respectively.

Disclosure of Fund Holdings.

The Board has adopted policies with respect to the disclosure of the Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates.  These policies provide that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.  Certain limited exceptions are described below.  These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Fund’s Chief Compliance Officer is responsible for monitoring the Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures:  The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances.  The Fund’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings:  As previously authorized by the Board and/or the Trust’s executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public

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information to certain ratings organizations.  These entities are described in the following table.  The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund.  In none of these arrangements does the Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily
Distributor	Victory Capital Advisers, Inc.	Daily
Custodian	KeyBank National Association	Daily
Fund Accountant	Citi Fund Services Ohio, Inc.	Daily
Independent Registered Public Accounting Firm	Ernst & Young LLP

Annual Reporting Period: Within 15 business days of end of reporting period.

Semiannual Reporting Period: within 31 business days of end of reporting period.

Rule 17f-2 Audit: twice annually without prior notice to the Fund.

Printer for Financial Reports	Merrill Corporation	Up to 60 days before distribution to shareholders.
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Morrison & Foerster LLP	Up to 30 days before filing with the SEC.
Ratings Agency	Thompson Financial/Vestek	Monthly, within 5 days after the end of the previous month.
Ratings Agency	Lipper/Merrill Lynch	Monthly, within 6 days after the end of the previous month.
Ratings Agency	Lipper/general subscribers	Monthly, 30 days after the end of the previous month.
Ratings Agency	Morningstar	Quarterly, 5 business days after the end of the previous quarter.
Financial Data Service	Bloomberg L.P.	Quarterly, 5 business days after the end of the previous quarter.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

There is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Administrator.

Victory Capital Management

In addition to serving as the Adviser, Victory Capital Management (“VCM”) serves as administrator to the Trust pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”).  Citi serves as sub-administrator to the Trust pursuant to an agreement with VCM dated July 1, 2006, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”).  As administrator, VCM supervises the Trust’s operations, including the services that Citi provides to the Fund as sub-administrator, but excluding those that VCM supervises as investment adviser, subject to the supervision of the Board.

Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that VCM renders to the Fund, the Trust pays VCM an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and The Victory Portfolios (“VP”): 0.108% of the first $8 billion in aggregate Trust and VP net assets, plus 0.078% of aggregate Trust and VP net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust and VP net assets in excess of $10 billion to $12 billion, plus 0.065% of

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aggregate Trust and VP net assets in excess of $12 billion.  In addition, the Trust and VP reimburse VCM and Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under their respective agreements.

Except as otherwise provided in the Administration and Fund Accounting Agreement, VCM shall pay all expenses incurred by it in performing its services and duties as administrator and fund accountant.  Unless sooner terminated, the Administration and Fund Accounting Agreement will continue in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement,.  The Administration and Fund Accounting Agreement provides that VCM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, VCM coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Fund’s service arrangements with financial institutions that make the Fund’s shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

Citi

Citi serves as sub-administrator to the Fund pursuant to an agreement with VCM dated July 1, 2006, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”).  Citi assists in supervising all operations of the Fund (other than those performed by the VCM either as investment adviser or administrator), subject to the supervision of the Board.

As co-administrator, Citi had supervised the Trust’s operations, excluding those supervised by VCM as either investment adviser or as co-administrator, subject to the supervision of the Board.  As administrator, Citi had supervised the Trust’s operations, excluding those supervised by VCM as the Fund’s investment adviser, subject to the supervision of the Board.

Under the Citi Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Fund and VP, VCM pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: 0.05% of the first $8 billion of aggregate Trust and VP net assets; plus 0.02% of the aggregate net assets of aggregate Trust and VP net assets from in excess of $8 billion to $12 billion; plus 0.01% of aggregate Trust and VP net assets in excess of $12 billion.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi may periodically waive all or a portion of the amount of its fee that is allocated to the Fund in order to increase the net income available for distribution to shareholders.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement will continue in effect as to the Fund for a period of three years and for consecutive one-year terms thereafter.  The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and makes disbursements; calculates capital gain and distribution information; registers the Fund’s shares with the states; prepares shareholder reports and reports to the SEC on Forms N-SAR, N-CSR and N-Q; coordinates dividend payments; calculates the Fund’s performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Fund’s status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Fund. For the fiscal year ended December 31, 2012, VCM earned $39,299 under the Administration and Fund Accounting Agreement and Citi was compensated by VCM under terms of the Sub-Administration and Sub-Fund Accounting Agreement.

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Distributor.

Victory Capital Advisers, Inc., located at 4900 Tiedeman Road, Brooklyn, OH 44144, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust dated November 30, 2007, as amended.  The Distributor is an affiliate of the Adviser.  Unless otherwise terminated, the Agreement will remain in effect with respect to the Fund  for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Rule 12b-1 Distribution and Service Plan.

The Trust has adopted a distribution and service plan (the “Rule 12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act, on behalf of the Fund, pursuant to which Class A shares of the Fund pay to the Distributor a distribution and service fee of 0.25% of the Fund’s average daily net assets.  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such fund except pursuant to a plan adopted by the fund under the Rule.

The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class A shares to life insurance companies (each a “Life Company”) for the purpose of funding variable annuity contracts and variable life insurance policies (collectively referred to as “Variable Contracts”) or to provide services to Variable Contract owners whose Variable Contracts are funded with shares of the Fund and are not otherwise provided by the Life Company and paid for with fees charged by the Life Company, including but not limited to: (i) providing incentives and compensation to the Distributor, Life Companies and financial intermediaries that make the Fund available to its Variable Contract owners and who provide personal services to its Variable Contract owners who fund their Variable Contracts with shares of the Fund; (ii) providing administrative support services to the Fund in connection with the distribution of the Fund’s shares for use by Life Companies in funding Variable Contracts; (iii) paying costs incurred in conjunction with advertising and marketing Fund shares, such as the expense incurred by Life Companies, the Distributor, or affiliates of the Distributor of preparing, printing and distributing promotional or sales literature in connection with the funding of Variable Contracts with Fund shares; (iv) printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective Variable Contract owners; (v) holding seminars and sales meetings designed to promote the distribution of Variable Contracts funded with Fund shares, to the extent permitted by applicable laws, rules or regulations; (vi) training sales personnel of Life Companies and financial intermediaries regarding the Fund; and (vii) financing any other activity that the Board determines is primarily intended to result in the sale of Fund shares and support of services relating to those shares.  The Distributor also may use Rule 12b-1 fees to pay for an allocation of overhead and other branch office distribution-related expenses of the Distributor, such as office space and equipment and telephone facilities.  Of the 0.25% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class A shares.

The amount of the Rule 12b-1 fees payable by the Fund under the Rule 12b-1 Plan is considered compensation and is not related directly to expenses incurred by the Distributor, and the Plan does not obligate the Fund to reimburse the Distributor for such expenses.  The fees set forth in the Rule 12b-1 Plan will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.

The Rule 12b-1 Plan expressly recognizes that the Fund currently pays, and will continue to pay, an investment advisory fee to Adviser and an administration fee to the Administrator.  To the extent that any payments made by the Fund to the Adviser or Administrator, including payment of fees under the relevant agreement, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then such payments are deemed to be authorized by the Plan.  In addition, to the extent that any payments made by any of the Adviser, Administrator or Distributor out of its own profits should be deemed to be indirect financing of any activity primarily intended to result in the past sale of shares of the Fund within the context of Rule 12b-1, then such payments are deemed to be authorized by the Rule 12b-1 Plan.

The 12b-1 Plan was approved by the Board, including the Independent Trustees, at a meeting called for that purpose.  As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior

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to its approval and determined that there was a reasonable likelihood that the Plan would benefit the Fund and its Class A shareholders.  To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class A shares of the Fund, additional sales of these shares may result.  Additionally, certain support services covered under the Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

During the fiscal year ended December 31, 2012, the Fund paid $83,991 in Rule 12b-1 fees to the Distributor pursuant to the Plan.  All such payments consisted of payments to Life Insurance Companies.

Development pool settlement disclosure.

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million pursuant to an agreement reached among The Victory Portfolio Funds, and Citi and VCM, the administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believed that the nature of these expenditures required additional disclosure to the Board at the time they were incurred.  Under the terms of the agreement, Citi and VCM were to pay an aggregate of approximately $13.3 million.  The payment by Citi was to be made at a later date, pursuant to a distribution plan to be approved by the SEC in accord with a settlement that Citi entered into with the SEC on September 26, 2006 relating to the same matters.  On July 29, 2010, Citi paid approximately $4.1 million under the distribution plan approved by the SEC.  Further information, including the methodology of the distribution under the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf.

Transfer Agent.

Citi Fund Services Ohio, Inc. (the “Transfer Agent”), 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent and dividend disbursing and shareholder servicing agent for the Fund, pursuant to a Transfer Agency and Service Agreement dated April 1, 2002.  Under its agreement, the Transfer Agent has agreed, among other things, (1) to issue and redeem shares of the Trust; (2) to address and mail all communications by the Trust to its ,shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Trust’s operations.

Contract Owner Administrative Services Agreement.

Payments made under the Contract Owner Administrative Services Agreement to contract owner servicing agents (which may include affiliates of the Adviser), or to insurance companies or their affiliates, are for administrative support services to individuals who may from time to time own contracts offered by the separate accounts that invest in the Fund, which services may include: (1) dissemination of Fund prospectuses to existing contract owners; (2) solicitation of Trust proxies (including facilitating distribution of proxy material to contract owners, tabulation and reporting); (3) telephonic support for contract owners with respect to inquiries about the Trust (not including information related to sales); (4) communications to contract owners regarding performance of the separate account and the Fund; (5) aggregating purchase and redemption orders of the separate account for sales of shares of the Fund; (6) recording issuance and transfers of shares of the Fund held by the separate account; (7) processing and reinvesting dividends and distributions of the Fund held by the separate account; and (8) providing other administrative support to the Trust as mutually agreed between the Trust, a life insurance company and the Distributor.

Fund Accountant.

VCM serves as fund accountant for the Fund pursuant to the Administration and Fund Accounting Agreement.  Citi serves as sub-fund accountant pursuant to the Sub-Administration and Sub-Fund Accounting Agreement.

VCM performs accounting services for the Fund, excluding those services that Citi performs as sub-fund accountant.  The fund accountant calculates the Fund’s NAV, the dividend and capital gain distributions, if any, and the yield.  The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund.  The fees that VCM receives for administration and fund accounting services are described in the SAI section entitled “Administrator — Victory Capital Management.” The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled “Administrator — Citi.”

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Custodian.

Cash and securities owned by the Fund are held by KeyBank, 127 Public Square, Cleveland, Ohio 44114, as custodian pursuant to a Custodian Agreement dated July 1, 2011.  Under this Agreement, KeyBank (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust’s operations.  KeyBank may, with the approval of the Fund and at the custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that KeyBank shall remain liable for the performance of all of its duties under the Custodian Agreement.  For it services, KeyBank is paid an annual custody safekeeping fee based on the assets of the Fund and a custody transaction fee for each transaction based on the type of transaction.

Independent Registered Public Accounting Firm.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Fund.

Legal Counsel.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, is the counsel to the Trust.

Expenses.

The Fund bears the following expenses relating to its operations, including:  taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund’s existence, costs of shareholders’ reports and meetings, and any extraordinary expenses incurred in the Fund’s operation.

ADDITIONAL INFORMATION.

Description of Shares.

The Trust is a Delaware statutory trust.  The Trust’s Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $.001 per share.  The Trust currently offers one series of Class A shares.

The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion.  When issued for payment as described in the prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Shareholders of the Fund are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”).  Alternatively (except where the 1940 Act requires share-based voting), the  Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts).  Shareholders of all series and classes will vote together as a single class on all matters except  (1) when required by the 1940 Act, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only shareholders of such series or class shall be entitled to vote thereon.  The shareholders of the Trust are the insurance company separate accounts using the Fund to fund contracts.  The insurance company separate accounts pass voting rights attributable to shares held for the contracts to the contract owners, as described in the separate account prospectus.

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There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders.  These actions include: (a) reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; (c) restructuring the Fund into a “master/feeder” structure, in which the Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act,  of the series affected by the matter.  For purposes of determining whether the approval of a majority of the outstanding shares of the Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund.  However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

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Principal Holders of Securities.

The names and addresses of the record holders and, to the best knowledge of the Trust, the beneficial owners of, 5% or more of the outstanding shares of the Fund’s equity securities as of March 31, 2013, and the percentage of the outstanding shares held by such holders are set forth in the following table.  Since the economic benefit of investing in the Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund’s shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.

Fund	Name and Address of Owner	Percent Owned of Record
Diversified Stock Fund Class A shares	NYLIAC 169 Lackawanna Avenue Parsippany NY 07054	87.84%
	Nationwide Inv Services Corp c/o IPO Portfolio Accounting PO BOX 182029 Columbus OH 43218	10.56%

Financial Statements.

The audited financial statements of the Trust, with respect to the Fund, for the fiscal year ended December 31, 2012 are incorporated by reference herein.

Miscellaneous.

As used in the prospectus and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees.  The Trustees may allocate such general assets in any manner they deem fair and equitable.  It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation.  Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series, and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation.  The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles.  Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the prospectus and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The requirement that the Board monitor the Fund for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners investing in the Fund has been delegated to the Board’s Service Provider Committee.  The Committee carries out this responsibility by monitoring information from the investment adviser, distributor, administrator, participating insurance companies or counsel concerning potential or existing material irreconcilable conflicts.  Material irreconcilable conflicts may arise for a variety of reasons, including: (1) action by a state insurance regulatory authority; (2) a change in a federal or state insurance, tax or securities law, regulation or interpretation; (3) a relevant judicial or administrative decision; (4) the manner in which the investments in the Fund’s portfolio is managed; (5) a difference in voting instructions given by variable annuity contract owners and variable life insurance contract owners; or (6) a decision by an insurance company to disregard the voting instructions of contract owners.  When informed of such potential or actual conflicts, the Committee evaluates the facts and circumstances and may recommend appropriate action to the Board.

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The Trust is registered with the SEC as an open-end management investment company.  Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The prospectus and this SAI omit certain of the information contained in the registration statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made.  No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the prospectus and this SAI.

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APPENDIX A.

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of each of the NRSROs.  These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Moody’s

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).  Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default. The following describes the long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (e.g., 1, 2 and 3) in each rating category to indicate the security’s ranking within the category.  For example, a rating of A-3 is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A-1, A-2, or A-3 rated securities.

Aaa — Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium-grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade obligations and as such may possess certain, speculative characteristics.

Ba  — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Moody’s assigns long term ratings to individual long-term debt securities issued from medium-term note MTN programs, in addition to indicating ratings for MTN programs themselves. These long-term ratings are expressed on Moody’s general long-term scale

Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below.

•                  Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes).

•                  Notes allowing for negative coupons, or negative principal.

•                  Notes containing any provision that could obligate the investor to make any additional payments.

•                  Notes containing provisions that subordinate the claim.

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For notes with any of these characteristics, the rating of the individual note may differ from the indicating rating of the program. For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level.  Moody’s encourages market participants to contact Moody’s Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating Category.

Short-Term Obligation Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit).  The following describes Moody’s short-term debt ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Issuers (or supporting institutions) rated Prime - 1 have a superior ability to repay short-term debt obligations.

P-2. — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Speculative Grade Liquidity Ratings.  Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity.  They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity.  They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing.  The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity.  They are expected to rely on external sources of committed financing.  Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

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SGL-4 — Issuers rated SGL-4 possess weak liquidity.  They rely on external sources of financing and the availability of that financing is in Moody’s opinion highly uncertain.

Short-Term Obligation Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG-1.  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2.  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3.  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG.  This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.  When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.  VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG-1.  This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2.  This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3.  This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG.  This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and

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willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).  The following describes the highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification.  For example, a rating of A- is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above, the Fund may invest in A rated securities.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D — An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit).  The following describes S&P’s short-term debt ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’’s is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

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C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Short-Term Loan/Municipal Note Ratings.  The following describes S&P’s two highest municipal note ratings.

SP-1.  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Active Qualifiers (Currently applied and/or outstanding)

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only. The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of ‘AAApNRi’ indicating that the principal portion is rated ‘AAA’ and the interest portion of the obligation is not rated.

pi — Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix.  Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Fitch

International Long-Term Credit Ratings

Investment Grade

AAA — Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality.  ‘AA’ ratings denote expectations of very low default risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality.  ‘A’ ratings denote a low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

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Speculative Grade

BBB — Good credit quality.  ‘BBB’ ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

BB — Speculative.  ‘BB’ ratings indicate an elevated vulnerability to default risk particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.  Securities rated in this category are not investment grade.

B — Highly speculative.  ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C — High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A ‘CC’ rating indicates that default of some kind appears probable.  ‘C’ ratings signal imminent default.

DDD, DD, D — Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.  Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

International Short-Term Credit Ratings.  The following describes Fitch’s two highest short-term ratings:

F1.  Highest short-term credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2.  Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes to Long- and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’

‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable, or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving”.

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APPENDIX B.

Proxy Voting Policies and Procedures

The Victory Portfolios
The Victory Institutional Funds
The Victory Variable Insurance Funds

Proxy Voting Policies and Procedures

The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds (the “Trusts”) each have adopted these Proxy Voting Policies and Procedures (“Policies”) to:

•                                          ensure that they vote proxies in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments;

•                                          address any conflicts that may arise between shareholders on the one hand; and “affiliated persons” of the Funds or of Victory Capital Management Inc. (“Victory Capital Management”) or the principal underwriter of the Funds (or their affiliates) (all referred to as “Affiliated Persons”) on the other;

•                                          provide for oversight of proxy voting by the Boards of Trustees of the Trusts, and

•                                          provide for the disclosure of the Funds’ proxy voting records and these Policies.

I.                                        Delegation to Victory Capital Management

The Trusts hereby delegate the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to Victory Capital Management in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Victory Capital Management’s Proxy Voting Policy and Procedures (the “Procedures”) and have determined that they are reasonably designed to ensure that Victory Capital Management will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests.  The Procedures (attached as Exhibit A), are adopted as part of these Policies.  The Boards of Trustees must approve any material change in the Procedures before they become effective with respect to the Portfolios.

II.                                   Disclosure

A.                                    Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the “SEC”) on Form N-PX (or such other form as the SEC may designate) each Fund’s proxy voting records for the most recent twelve—month period ended June 30 (the “Voting Records”).  The Funds will make their proxy voting records available without charge upon request by calling a toll free number after filing the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

•                                          the name of the issuer of the portfolio security

•                                          the exchange ticker symbol of the portfolio security

•                                          the CUSIP number for the portfolio security

•                                          the shareholder meeting date

•                                          a brief identification of the matter voted upon

•                                          whether the matter was proposed by the issuer or by a security holder

•                                          whether the Portfolio cast a vote and, if so, how the vote was cast

•                                          whether the vote cast was for or against management of the issuer

B.                                    Disclosure the Policies and How to Obtain Information

1.                                      Description of the policies.  The Funds’ statement of additional information (“SAI”) shall describe these Policies, including the Procedures.

2.                                      How to obtain a copy of the Policies.  The Funds shall disclose in all shareholder reports that a description of these Policies is available

•                                          without charge, upon request, by calling a toll-free number; and

•                                          at the SEC’s website, www.sec.gov.

3.                                      How to obtain a copy of proxy votes.  The Funds shall disclose in all shareholder reports and the SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

•                                          without charge, upon request, by calling a toll-free number; and

•                                          at the SEC’s website, www.sec.gov.

The Funds must send the information disclosed in their most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.                              Review by Trustees

Victory Capital Management shall report to the Trustees, at least annually, the Voting Records of the Funds in a form as the Trustees may request.  This report shall:

•                                          describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

•                                          summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Adviser’s Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted: August 5, 2003

Revised: August 11, 2004

Adopted: February 10, 2005 for The Victory Institutional Funds

Exhibit A to the Proxy Voting Procedures of The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds

VICTORY CAPITAL MANAGEMENT INC.

PROXY VOTING POLICY

Effective Date:                         August 18, 2003

Revised Date:                                October 11, 2011

Proxy Voting Policy

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•                  the direction and guidance, if any, provided by the document establishing the account relationship

•                  principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account.  In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account.

Victory votes client securities in the best interests of the client.  In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.  In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•                  reasonable efforts will be made to monitor and keep abreast of corporate actions

•                  all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•                  a written record of such voting will be kept by Victory or its designated affiliate

•                  Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Victory analyst(s) or portfolio manager(s), as applicable, subject to review by an attorney within Victory’s law group and a member of senior management.

•                  the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities. In all cases, the ultimate voting decision and responsibility rests with the members of the Proxy Committee.

* Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser. Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com , or by e-mailing us at Compliance_Victory@victoryconnect.com. Information on how to obtain voting records can also be found on www.victoryconnect.com.

Statement of Corporate Governance

The rights associated with stock ownership are as valuable as any other financial assets.  As such, they must be managed in the same manner.  Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

Proxy Voting Procedure

The Proxy Committee determines how proxies will be voted  Decisions are based exclusively with the best interest with the shareholders in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, Victory and Key Private Bank Senior Portfolio Managers, and Head of Fund Administration.  Quorum exists when at least three voting committee members are either in attendance or participate remotely via video or teleconference.  Approval is based on majority votes of committee.

Victory has engaged ISS (Institutional Shareholder Services) to perform the administrative tasks of receiving proxies and proxy statements, and voting proxies in accordance with the Victory Proxy Policy. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory.

Voting Guidelines

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules.  The Proxy Committee is directed to apply these guidelines as appropriate.  On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When the Proxy Committee decides to vote against or to withhold a vote for a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings.  Victory’s general position with regard to such proposals is also included.

Corporate Actions

The Corporate Actions Group processes mandatory corporate actions. The Victory Proxy Analyst obtains recommendations from the Victory Portfolio Manager, Research Analyst or Proxy Committee on voluntary corporate actions and will post the recommendation to the Victory Capital Management Report Repository. The Victory Proxy Analyst will also send the recommendation to the Corporate Actions Group.

Routine/Miscellaneous Proposals

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability CASE-BY-CASE. Factors to be assessed include, but are not limited to:

•                  The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•                  Motivation and rationale for establishing the agreements;

•                  Quality of disclosure; and

•                  Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Vote FOR the ratification of auditors.

However, vote AGAINST in cases where auditors have failed to render accurate financial statements or where non-audit fees exceed audit fees.

Non-audit fees are excessive if:

•                  Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Receiving and/or Approving Financial Reports

(This is a non-US issue)

Vote FOR approval of financial statements and director and auditor reports, unless:

•                  There are concerns about the accounts presented or audit procedures used; or

•                  The company is not responsive to shareholder questions about specific items that should be publicly disclosed

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•                  The tenure of the audit firm;

•                  The length of rotation specified in the proposal;

•                  Any significant audit-related issues at the company;

•                  The number of Audit Committee meetings held each year;

•                  The number of financial experts serving on the committee; and

•                  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.              Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.              Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.              Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

4.              Director Competence:  Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

1.              Board Accountability

VOTE WITHHOLD/AGAINST(1) the entire board of directors (except new nominees(2), who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

Classified board structure:

1.1.         The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

1.2.         The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•                  A classified board structure;

•                  A supermajority vote requirement;

•                  Majority vote standard for director elections with no carve out for contested elections;

•                  The inability for shareholders to call special meetings;

•                  The inability for shareholders to act by written consent;

•                  A dual-class structure; and/or

•                  A non-shareholder approved poison pill.

(1)  In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(2)  A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If Victory cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Poison Pills:

1.3.         The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4.         The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.         The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.         the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•                  The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•                  The issuer’s rationale;

•                  The issuer’s governance structure and practices; and

•                  The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.         The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.         The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.         There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.  Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11.  There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

1.12.  The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;

1.13.  The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14.  The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15.  The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16.  Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17.  Failure to replace management as appropriate; or

1.18.  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.             Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1.         The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2.         The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.         The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.         At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3.              Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.         The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.         The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.         The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.         The full board is less than majority independent.

4.              Director Competence

Attendance at Board and Committee Meetings

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.         The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.         Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

•                  Medical issues/illness;

•                  Family emergencies; and

•                  If the director’s total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors’ absences will only be considered if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Overboarded Directors

Vote AGAINST or WITHHOLD from individual directors who:

4.3.         Sit on more than six public company boards; or

4.4.         Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Categorization of Directors

1.              Inside Director (I)

1.1.         Employee of the company or one of its affiliates(i).

1.2.         Among the five most highly paid individuals (excluding interim CEO).

1.3.         Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 (“Section 16 officer”)(ii).

1.4.         Current interim CEO.

1.5.         Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

2.              Affiliated Outside Director (AO)

Board Attestation

2.1.         Board attestation that an outside director is not independent.

Former CEO

2.2.         Former CEO of the company(iii),(iv).

2.3.         Former CEO of an acquired company within the past five years(iv).

2.4.         Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made(v).

Non-CEO Executives

2.5.         Former Section 16 officer(ii) of the company, an affiliate(i) or an acquired firm within the past five years.

2.6.         Section 16 officer(ii) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.7.         Section 16 officer(ii), former Section 16 officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.         Immediate family member(vi) of a current or former Section 16 officer(ii) of the company or its affiliates(i) within the last five years.

2.9.         Immediate family member(vi) of a current employee of company or its affiliates(i) where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.  Currently provides (or an immediate family member(vi) provides) professional services(vii) to the company, to an affiliate(i) of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.  Is (or an immediate family member(vi) is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services(vii) to the company, to an affiliate(i) of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.  Has (or an immediate family member(vi) has) any material transactional relationship(viii) with the company or its affiliates(i) (excluding investments in the company through a private placement).

2.13.  Is (or an immediate family member(vi) is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship(viii) with the company or its affiliates(i) (excluding investments in the company through a private placement).

2.14.  Is (or an immediate family member(vi) is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments(viii) from the company or its affiliates(i).

Other Relationships

2.15.  Party to a voting agreement(ix) to vote in line with management on proposals being brought to shareholder vote.

2.16.  Has (or an immediate family member(vi) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee(x).

2.17.  Founder(xi) of the company but not currently an employee.

2.18.  Any material(xii) relationship with the company.

3.              Independent Outside Director (IO)

3.1.         No material(xii) connection to the company other than a board seat.

Footnotes:

(i) “Affiliate” includes a subsidiary, sibling company, or parent company. Victory uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(ii) “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

(iii) Includes any former CEO of the company prior to the company’s initial public offering (IPO).

(iv) When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Victory will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

(v) Victory will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Victory will also consider if a formal search process was underway for a full-time CEO at the time.

(vi) “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(vii) Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

(viii) A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, Victory will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

(ix) Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

(x) Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

(xi) The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause Victory to deem the founder as an independent outsider.

(xii) For purposes of Victory’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board-Related Proposals

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•                  The reasonableness/scope of the request; and

•                  The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally vote FOR proposals to eliminate cumulative voting.

Generally vote AGAINST shareholder proposals to restore or provide for cumulative voting.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

•                  Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•                  Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

•                  Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•                  If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•                  If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•                  The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•                  The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•                  The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•                  The scope and structure of the proposal.

Establish other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•                  presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•                  serves as liaison between the chairman and the independent directors;

•                  approves information sent to the board;

•                  approves meeting agendas for the board;

•                  approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•                  has the authority to call meetings of the independent directors;

•                  if requested by major shareholders, ensures that he is available for consultation and direct communication;

•                  Two-thirds independent board;

•                  All independent key committees;

•                  Established governance guidelines;

•                  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•                  The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•                  Egregious compensation practices;

•                  Multiple related-party transactions or other issues putting director independence at risk;

•                  Corporate and/or management scandals;

•                  Excessive problematic corporate governance provisions; or

•                  Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Victory’s definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Standard for the Election of Directors

Vote AGAINST if the company already has a Resignation Policy in place

Otherwise vote with stated policy;

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access (Open Access )

Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:

•                  The ownership threshold proposed in the resolution;

•                  The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•                  Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•                  Effectively disclosed information with respect to this structure to its shareholders;

•                  Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•                  The company has an independent chairman or a lead director, according to Victory’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests- Voting for Director Nominees in Contested Elections

Internally reviewed on a CASE-BY-CASE basis.

Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Takeover Defenses and Related Actions

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Equal Access Proposals

Vote FOR proposals seeking equal access to proxies.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•                  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•                  The value of the NOLs;

•                  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•                  The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•                  Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                  Shareholders have approved the adoption of the plan; or

•                  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20% trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•                  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•                  The value of the NOLs;

•                  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•                  The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•                  Any other factors that may be applicable.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•                  The election of fewer than 50% of the directors to be elected is contested in the election;

•                  One or more of the dissident’s candidates is elected;

•                  Shareholders are not permitted to cumulate their votes for directors; and

•                  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•                  Reasons for reincorporation;

•                  Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•                  Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•                  Shareholders’ current right to act by written consent;

•                  The consent threshold;

•                  The inclusion of exclusionary or prohibitive language;

•                  Investor ownership structure; and

•                  Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•                  An unfettered(3) right for shareholders to call special meetings at a 10 percent threshold;

•                  A majority vote standard in uncontested director elections;

•                  No non-shareholder-approved pill; and

•                  An annually elected board.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals restricting or eliminating shareholders’ right to call special meetings.

(3)  “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Vote FOR proposals allowing shareholders to call special meetings unless the company currently provides the right to call special meetings at a threshold of 25 percent, upon which Victory votes AGAINST.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote AGAINST proposals seeking to adopt supermajority vote requirements higher than 66.67 percent.

Vote FOR proposals seeking to reduce or eliminate supermajority vote requirements.

CAPITAL/RESTRUCTURING

The stewardship of a corporation’s capital structure involves a number of important issues, including dividend policy, taxes, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. For the most part, these decisions are best left to the board and senior management of the firm. However, while a company’s value depends more on its capital investment and operations than on how it is financed, many financing decisions have a significant impact on shareholders, particularly when they involve the issuance of additional common stock, preferred stock, or the assumption of additional debt. Additional equity financing, for example, may reduce an existing shareholder’s ownership interest and can dilute the value of his investment. Shareholders must also be alert to potential anti-takeover mechanisms, which are often embedded in management’s chosen financing vehicles.

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote FOR management proposals to eliminate par value.

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote FOR increases in authorized common stock, unless the increase is being used to thwart a takeover, upon which Victory votes AGAINST.

Vote AGAINST proposals that seek to permanently revoke or remove preemptive rights from shareholders.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•                  Past Board Performance:

•                  The company’s use of authorized shares during the last three years

•                  The Current Request:

•                  Disclosure in the proxy statement of the specific purposes of the proposed increase;

•                  Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•                  The dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Authority to Issue Additional Debt

(This is a non-US issue.)

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•                  The size of the company;

•                  The shareholder base; and

•                  The liquidity of the stock.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•                  Past Board Performance:

•                  The company’s use of authorized preferred shares during the last three years;

•                  The Current Request:

•                  Disclosure in the proxy statement of the specific purposes for the proposed increase;

•                  Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•                  In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•                  Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•                  More simplified capital structure;

•                  Enhanced liquidity;

•                  Fairness of conversion terms;

•                  Impact on voting power and dividends;

•                  Reasons for the reclassification;

•                  Conflicts of interest; and

•                  Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•                  A stock exchange has provided notice to the company of a potential delisting; or

•                  The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Victory’s Common Stock Authorization policy.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with Victory’s Common Stock Authorization policy.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•                  Adverse governance changes;

•                  Excessive increases in authorized capital stock;

•                  Unfair method of distribution;

•                  Diminution of voting rights;

•                  Adverse conversion features;

•                  Negative impact on stock option plans; and

•                  Alternatives such as spin-off.

Restructuring

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•                  Purchase price;

•                  Fairness opinion;

•                  Financial and strategic benefits;

•                  How the deal was negotiated;

•                  Conflicts of interest;

•                  Other alternatives for the business;

•                  Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•                  Impact on the balance sheet/working capital;

•                  Potential elimination of diseconomies;

•                  Anticipated financial and operating benefits;

•                  Anticipated use of funds;

•                  Value received for the asset;

•                  Fairness opinion;

•                  How the deal was negotiated;

•                  Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY- CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•                  Dilution to existing shareholders’ positions;

•                  Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•                  Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•                  Management’s efforts to pursue other alternatives;

•                  Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•                  Conflict of interest - arm’s length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•                  The reasons for the change;

•                  Any financial or tax benefits;

•                  Regulatory benefits;

•                  Increases in capital structure; and

•                  Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•                  Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•                  Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•                  Offer price/premium;

•                  Fairness opinion;

•                  How the deal was negotiated;

•                  Conflicts of interest;

•                  Other alternatives/offers considered; and

•                  Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•                  Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•                  Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•                  Are all shareholders able to participate in the transaction?

•                  Will there be a liquid market for remaining shareholders following the transaction?

•                  Does the company have strong corporate governance?

•                  Will insiders reap the gains of control following the proposed transaction?

•                  Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•                  Percentage of assets/business contributed;

•                  Percentage ownership;

•                  Financial and strategic benefits;

•                  Governance structure;

•                  Conflicts of interest;

•                  Other alternatives; and

•                  Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•                  Management’s efforts to pursue other alternatives;

•                  Appraisal value of assets; and

•                  The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE —BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•                  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•                  Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•                  Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•                  The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•                  When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•                  Financial issues:

•                  The company’s financial condition;

•                  Degree of need for capital;

•                  Use of proceeds;

•                  Effect of the financing on the company’s cost of capital;

•                  Current and proposed cash burn rate;

•                  Going concern viability and the state of the capital and credit markets.

•                  Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•                  Control issues:

•                  Change in management;

•                  Change in control;

•                  Guaranteed board and committee seats;

•                  Standstill provisions;

•                  Voting agreements;

•                  Veto power over certain corporate actions; and

•                  Minority versus majority ownership and corresponding minority discount or majority control premium

•                  Conflicts of interest:

•                  Conflicts of interest should be viewed from the perspective of the company and the investor.

•                  Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•                  Market reaction:

•                  The market’s response to the proposed deal. A negative market reaction is a cause for concern.  Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•                  Estimated value and financial prospects of the reorganized company;

•                  Percentage ownership of current shareholders in the reorganized company;

•                  Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•                  The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•                  Existence of a superior alternative to the plan of reorganization; and

•                  Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•                  Valuation — Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•                  Market reaction — How has the market responded to the proposed deal? A negative market reaction may be a cause for concern.  Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•                  Deal timing — A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•                  Negotiations and process — What was the process undertaken to identify potential target companies within specified industry or location specified in charter?  Consider the background of the sponsors.

•                  Conflicts of interest — How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•                  Voting agreements — Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•                  Governance — What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

•                  Tax and regulatory advantages;

•                  Planned use of the sale proceeds;

•                  Valuation of spinoff;

•                  Fairness opinion;

•                  Benefits to the parent company;

•                  Conflicts of interest;

•                  Managerial incentives;

•                  Corporate governance changes;

•                  Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•                  Hiring a financial advisor to explore strategic alternatives;

•                  Selling the company; or

•                  Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•                  Prolonged poor performance with no turnaround in sight;

•                  Signs of entrenched board and management (such as the adoption of takeover defenses);

•                  Strategic plan in place for improving value;

•                  Likelihood of receiving reasonable value in a sale or dissolution; and

•                  The company actively exploring its strategic options, including retaining a financial advisor.

COMPENSATION

Executive Pay Evaluation

Executive pay remains a perennial hot button issue for shareholders, who want assurance that top management’s compensation is primarily performance-based, fair, and reasonable. Any evaluation of executive pay must recognize two underlying forces: an executive labor market, where executive pay packages result from negotiations in a war for talent, and an agency problem, where boards and shareholders try to align pay incentives with shareholder value creation.

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.              Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.              Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.              Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.              Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.              Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or

AGAINST an equity-based incentive plan proposal if:

•                  There is a misalignment between CEO pay and company performance (pay for performance);

•                  The company maintains problematic pay practices;

•                  The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•                  Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A).  Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•                  Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•                  Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•                  Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•                  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment.  Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return.  Also consider the mix of performance-based compensation relative to total compensation.  In general, standard stock options or time-vested restricted stock are not considered to be performance-based.  If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program.  The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•                  AGAINST management “say on pay” (MSOP) proposals;

•                  AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

•                  In egregious situations;

•                  When no MSOP item is on the ballot; or

•                  When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•                  AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•                  Problematic practices related to non-performance-based compensation elements;

•                  Incentives that may motivate excessive risk-taking; and

•                  Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.  The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•                  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•                  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•                  New or extended agreements that provide for:

•                  CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•                  CIC severance payments without involuntary job loss or substantial diminution of duties (“single”  or “modified single” triggers);

•                  CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•                  Multi-year guaranteed bonuses;

•                  A single performance metric used for short- and long-term plans;

•                  Lucrative severance packages;

•                  High pay opportunities relative to industry peers;

•                  Disproportionate supplemental pensions; or

•                  Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•                  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•                  Duration of options backdating;

•                  Size of restatement due to options backdating;

•                  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•                  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•                  Poor disclosure practices, including:

•                  Unclear explanation of how the CEO is involved in the pay setting process;

•                  Retrospective performance targets and methodology not discussed;

•                  Methodology for benchmarking practices and/or peer group not disclosed and explained.

•                  Board’s responsiveness to investor input and engagement on compensation issues, for example:

•                  Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•                  Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote FOR golden parachute compensation.

Vote AGAINST golden parachute compensation where the parachute is in excess of 2.99 times the previous year’s salary and bonus.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans.

Vote AGAINST any plan that issues over 30% of the outstanding stock at that time.

Victory also will vote AGAINST any plan that provides loans to officers or directors to exercise options.

Vote AGAINST the equity plan if any of the following factors apply:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•                  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•                  The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•                  Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•                  The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap.  The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that do not expressly prohibit the repricing or exchange of underwater stock options without prior shareholder approval.  “Repricing” includes the ability to do any of the following:

•                  Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•                  Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates exceeds the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

Pay-for-Performance- Impact on Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to equity awards, and there is an equity plan on the ballot, vote AGAINST the equity plan, taking in to consideration:

•                  Magnitude of pay increase/decrease in the last fiscal year;

•                  Source of pay increase (cash or equity); and

•                  Proportion of equity awards granted in the last fiscal year concentrated  at the named executive officer level.

See Pay-for-Performance discussion under Executive Pay Evaluation for further details.

Liberal Definition of Change-in-Control

Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards.  Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider  CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•                  Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•                  Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

•                       The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•                       The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•                       The general vesting provisions of option grants; and

•                       The distribution of outstanding option grants with respect to the named executive officers;

•                  Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•                  Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans— Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value;

•                  Offering period is 27 months or less; and

•                  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•                  Purchase price is less than 85 percent of fair market value; or

•                  Offering period is greater than 27 months; or

•                  The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•                  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•                  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•                  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•                  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered CASE-BY-CASE using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’s classification of director independence, or if the plan contains excessive problematic provisions.

Option Exchange Programs/Repricing Options

Vote AGAINST proposals seeking the authority to reprice options.

Vote AGAINST proposals seeking to approve an option exchange program.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Victory will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•                  Executive officers and non-employee directors are excluded from participating;

•                  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•                  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.  Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders.  The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•                  Eligibility;

•                  Vesting;

•                  Bid-price;

•                  Term of options;

•                  Cost of the program and impact of the TSOs on company’s total option expense

•                  Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.  Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•                  Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•                  Vesting schedule or mandatory holding/deferral period:

•                       A minimum vesting of three years for stock options or restricted stock; or

•                       Deferred stock payable at the end of a three-year deferral period.

•                  Mix between cash and equity:

•                       A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•                       If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•                  No retirement/benefits and perquisites provided to non-employee directors; and

•                  Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table.  The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.  However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•                  The company’s past practices regarding equity and cash compensation;

•                  Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•                  Whether the company has a rigorous claw-back policy in place.

Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•                  while employed and/or for two years following the termination of their employment ; or

•                  for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•                  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•                  Rigorous stock ownership guidelines;

•                  A holding period requirement coupled with a significant long-term ownership requirement; or

•                  A meaningful retention ratio;

•                  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•                  Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•                  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•                  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•                  Rigorous stock ownership guidelines, or

•                  A holding period requirement coupled with a significant long-term ownership requirement, or

•                  A meaningful retention ratio,

•                  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•                  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While Victory favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•                  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives.  Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards.  Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•                  Second, assess the rigor of the company’s performance-based equity program.  If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal.  Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design.  If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Generally vote AGAINST, if a majority of pay is already linked to performance than proposal is redundant.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives.  These principles include:

•                  Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•                  Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•                  Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•                  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•                  An executive may not trade in company stock outside the 10b5-1 Plan.

•                  Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoup Bonuses

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program.  Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. Victory will take into consideration:

•                  If the company has adopted a formal recoupment bonus policy;

•                  If the company has chronic restatement history or material financial problems; or

•                  If the company’s policy substantially addresses the concerns raised by the proponent.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•                  The triggering mechanism should be beyond the control of management;

•                  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•                  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control.  Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.  Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Retention/Holding Period

Vote AGAINST shareholder proposals asking companies to adopt holding periods or retention ratios for their executives.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under Victory policy, and may even result in withheld votes from compensation committee members. The second component of this proposal —- related to the elimination of accelerated vesting — requires more careful consideration. The following factors will be taken into regarding this policy.

•                  The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

•                  Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Social/Environmental Issues

Overall Approach

When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory combines such proposals based on the expected impact to the shareholder and their long-term economic interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.

Diversity

Board Diversity

Generally vote AGAINST requests for reports on the company’s efforts to diversify the board, if the company has a Board & Nominating Committee that has a practice of selecting candidates based on knowledge, experience, and skills regardless of gender or race.

Equality of Opportunity

Generally vote AGAINST proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, if the company already has a policy in place

Political Contributions

Generally vote FOR, if proposal requests more information on political contributions and trade association payments make with corporate funds

Otherwise, if more disclosure on trade associations made with corporate funds is not requested and company provides a report on political contributions, vote AGAINST.

General Sustainability Reporting Proposals

Generally vote AGAINST if:

•                  company already provides sustainability reporting, even if it doesn’t follow the specific standards requested in the proposal

•                  Similar disclosure as its peers

•                  Free from any major incidents in the past several years

Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•                  Past performance as a closed-end fund;

•                  Market in which the fund invests;

•                  Measures taken by the board to address the discount; and

•                  Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•                  Past performance relative to its peers;

•                  Market in which fund invests;

•                  Measures taken by the board to address the issues;

•                  Past shareholder activism, board activity, and votes on related proposals;

•                  Strategy of the incumbents versus the dissidents;

•                  Independence of directors;

•                  Experience and skills of director candidates;

•                  Governance profile of the company;

•                  Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•                  Proposed and current fee schedules;

•                  Fund category/investment objective;

•                  Performance benchmarks;

•                  Share price performance as compared with peers;

•                  Resulting fees relative to peers;

•                  Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•                  Stated specific financing purpose;

•                  Possible dilution for common shares;

•                  Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•                  Potential competitiveness;

•                  Regulatory developments;

•                  Current and potential returns; and

•                  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•                  The fund’s target investments;

•                  The reasons given by the fund for the change; and

•                  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•                  Political/economic changes in the target market;

•                  Consolidation in the target market; and

•                  Current asset composition.

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•                  Potential competitiveness;

•                  Current and potential returns;

•                  Risk of concentration;

•                  Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•                  Strategies employed to salvage the company;

•                  The fund’s past performance;

•                  The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•                  The degree of change implied by the proposal;

•                  The efficiencies that could result;

•                  The state of incorporation;

•                  Regulatory standards and implications.

Vote AGAINST any of the following changes:

•                  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•                  Removal of shareholder approval requirement for amendments to the new declaration of trust;

•                  Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•                  Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•                  Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•                  Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•                  Regulations of both states;

•                  Required fundamental policies of both states;

•                  The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•                  Fees charged to comparably sized funds with similar objectives;

•                  The proposed distributor’s reputation and past performance;

•                  The competitiveness of the fund in the industry;

•                  The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•                  Resulting fee structure;

•                  Performance of both funds;

•                  Continuity of management personnel;

•                  Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•                  Performance of the fund’s Net Asset Value (NAV);

•                  The fund’s history of shareholder relations;

•                  The performance of other funds under the advisor’s management.

Victory will vote proxies for international holdings in the best interests of its shareholders. Victory will attempt to process every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information on the international security, in which case we will vote against.

In certain foreign jurisdictions, voting of proxy will result in the lockup of shares, impairing Victory’s ability to trade those shares for several days. This could result in significant loss to the investor. Consequently, in those foreign jurisdictions which engage in this practice, Victory will generally refrain from proxy voting.

In other foreign jurisdictions, the determination by the Proxy Committee to vote, or refrain from voting, proxy will take into consideration any additional costs to investors which may be incurred from research and voting process.

Additional Topics

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Material Conflicts of Interest

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•                  Vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•                  In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•                  Document the nature of the conflict and the rationale for the recommended vote

•                  Solicit the opinions of Victory’s Chief Compliance Officer, and if necessary Key Private Bank’s Chief Fiduciary Officer, or their designee, or consult an internal or external, independent adviser

•                  If a member of the Proxy Committee has a conflict (e.g. —family member on board of company) —he/she will not vote (or recluse themselves from voting).

•                  Report to the Victory Capital Management Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made. Such a report should be given at the next scheduled Board Meeting or other appropriate timeframe as determined by the Board.

Recordkeeping

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•                  copies of all policies and procedures required by Rule 206(4)-6

•                  a written record of votes cast on behalf of clients

•                  any documents prepared by Victory or the Proxy Committee germane to the voting decision

•                  a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•                  a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

Glossary

Blank Check Preferred Stock — A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Bylaw - Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter - Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company’s charter.

Classified Board - A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting - Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance - Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Glossary (Cont.)

Cumulative Voting - Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Provisions - Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Greenmail - Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification - Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Majority Voting — The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat. In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.

Poison Pill - The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Pre-emptive Rights - pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. pre- emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.

Proxy - The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.

Proxy Contest - Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Glossary (cont.)

Proxy Statement — A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Recapitalization Plan - A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.

Reincorporation - Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many reincorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.

Restricted Stock — Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan - A restructuring plan is any plan that involves a significant change in a company’s capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal - Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Share Repurchase Plan — A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares. This is generally an indication that the Company thinks the shares are undervalued.

Stakeholder Laws - In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency - their shareowners.

Supermajority - Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself - that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Sustainability Report — A company report on policies and initiatives related to social, economic or environmental issues.

Written Consent - The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company’s charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

Executive Compensation Terms

At-the-Money Option - An option with exercise price equal to the current market price.

Change-in-Control Provision - A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.

Deferred Stock - A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan - A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP) - A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock.. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes). ESOP’s offer employees tax deferral benefits and companies a tax deduction.

Exercise Price - Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.

Incentive Stock Options (ISO’s) - Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.

Indexed Option - The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.

Omnibus Plan - A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.

Performance Shares - Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five- year period.

Premium-Priced Options - An option whose exercise price is set above fair market value on grant date.

Repricing - An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock - A grant of stock, subject to restrictions, with little or not cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m) - The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Executive Compensation Terms (cont.)

Shareholder Value Transfer (SVT) - A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive. The time value of money is also a significant cost impacting shareholders’ equity.

Stock Appreciation Rights (SARs) - An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.

Vesting Schedule - A holding period following grant date during which time options may not be exercised.

Volatility - The potential dispersion of a company’s stock price over the life on an option.

Voting Power Dilution (VPD) - The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.

Exception / Escalation Policy

All material exceptions to this policy will be reported to the Compliance Committee and Victory Capital Management Inc. Board members. When applicable, exceptions will be presented to the Chief Compliance Officer of KeyBank N.A.

PART C. OTHER INFORMATION

ITEM 28.                                                      Exhibits

(a)(1)	Amended and Restated Certificate of Trust, dated October 8, 1998 and filed as of October 15, 1998. (1)

(a)(2)	Amended and Restated Trust Instrument as of October 15, 1998. (1)

(b)	Amended and Restated Bylaws as of August 26, 2009. (filed herewith)

(c)

The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)	Investment Advisory Agreement dated October 16, 1998 between Registrant and Key Asset Management Inc. (currently known as Victory Capital Management Inc., the “Adviser” or “VCM”). (3)

(d)(2)	Schedule A to Investment Advisory Agreement current as of December 29, 2012 between Registrant and the Adviser. (filed herewith)

(e)(1)	Distribution Agreement dated November 30, 2007 between Registrant and Victory Capital Advisers, Inc. (4)

(e)(2)	Addendum to Distribution Agreement dated December 1, 2010. (10)

(f)	Not applicable.

(g)(1)	Mutual Fund Custody Agreement dated July 1, 2011 between Registrant and KeyBank National Association. (10)

(h)(1)(a)	Administration and Fund Accounting Agreement dated July 1, 2006 between Registrant and VCM. (5)

(h)(1)(b)	Amendment to Administration and Fund Accounting Agreement dated July 1, 2009 between Registrant and VCM. (filed herewith)

(h)(1)(c)	Amendment to Administration and Fund Accounting Agreement dated July 1, 2012 between Registrant and VCM. (filed herewith)

(h)(1)(d)	Schedule D to the Administration and Fund Accounting Agreement between Registrant and VCM, current as of March 1, 2013. (filed herewith)

(h)(2)	Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006 between VCM and BISYS Fund Services Ohio, Inc. (5)

(h)(3)	First Amendment to Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2006 between VCM and BISYS Fund Services Ohio, Inc. (4)

(h)(4)	Amendment to Sub-Administration and Sub-Fund Accounting Agreement, dated July 1, 2010 between VCM and Citi Fund Services Ohio, Inc. (10)

(h)(5)	Amendment to Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2012 between VCM and Citi Fund Services Ohio, Inc. (filed herewith)

(h)(6)	Amendment to Sub-Administration and Sub-Fund Accounting Agreement dated October 24, 2012 between VCM and Citi Fund Services Ohio, Inc. (filed herewith)

(h)(7)	Transfer Agency Agreement dated April 1, 2002 between Registrant and BISYS (the “Transfer Agency Agreement”). (7)

(h)(8)	Amendment to the Transfer Agency Agreement dated July 24, 2002. (7)

(h)(9)	Amendment to the Transfer Agency Agreement dated July 1, 2006. (5)

(h)(10)	Amendment to the Transfer Agency Agreement dated July 1, 2009. (10)

(h)(11)	Amendment to the Transfer Agency Agreement dated July 1, 2012. (filed herewith)

(h)(12)	Participation Agreement dated June 30, 1999 among Registrant, BISYS and Nationwide Life Insurance Company (“Nationwide”). (3)

(h)(13)	Participation Agreement dated December 28, 2000 among Registrant, BISYS and Hartford Life Insurance Company (“Hartford”). (8)

(h)(14)	Participation Agreement dated April 2, 2004 among Registrant, BISYS and New York Life Insurance and Annuity Corporation (“NY Life”). (2)

(i)(1)	Opinion of Morrison & Foerster LLP dated April 16, 2012, relating to the legality of Registrant’s shares. (10)

(i)(2)	Opinion of Morris, Nichols, Arsht & Tunnell dated April 16, 2012, Delaware counsel to Registrant, relating to the legality of Registrant’s shares. (10)

(j)(1)	Consent of Morrison & Foerster LLP. (filed herewith)

(j)(2)	Consent of Ernst & Young LLP. (filed herewith)

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Class A Shares Distribution and Service Plan dated January 1, 2003 and amended as of May 18, 2004. (10)

(m)(2)	Form of Class A Rule 12b-1 Agreement with Victory Capital Advisers, Inc. (“VCA”). (2)

(m)(3)	Contract Owner Administrative Services Agreement dated June 30, 1999 between Registrant and Nationwide. (3)

(m)(4)	Contract Owner Administrative Services Agreement dated January 26, 2001 between Registrant and Hartford. (8)

(m)(5)	Contract Owner Administrative Services Agreement dated May 1, 2004 between Registrant and NY Life. (9)

(m)(6)	Schedule B to the Hartford Contract Owner Administrative Services Agreement, dated January 1, 2003. (7)

(m)(7)	Schedule B to the Nationwide Contract Owner Administrative Services Agreement, current as of December 14, 2005. (10)

(n)	Not applicable.

(p)(1)	Code of Ethics of Registrant. (5)

(p)(2)	Code of Ethics of the Adviser and the Distributor dated October 1, 2011 and Appendix updated January 1, 2013. (filed herewith)

Powers of Attorney of Nigel D. T. Andrews, Karen F. Shepherd, Leigh A. Wilson, David Brooks Adcock, E. Lee Beard, David C. Brown, David L. Meyer and Sally M. Dungan. (10)

(1)

Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s registration statement on Form N-1A (the “Registration Statement”), filed electronically with the Securities and Exchange Commission (the “SEC”) on May 10, 1999.

(2)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed electronically with the SEC on April 15, 2004.

(3)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed electronically with the SEC on April 25, 2001.

(4)	Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement, filed electronically with the SEC on February 15, 2008.

(5)	Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement, filed electronically with the SEC on February 15, 2007.

(6)	Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed electronically with the SEC on February 12, 2010.

(7)	Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement, filed electronically with the SEC on March 12, 2003.

(8)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, filed electronically with the SEC on April 29, 2002.

(9)	Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed electronically with the SEC on February 15, 2005.

(10)	Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed electronically with the SEC on April 16, 2012.

ITEM 29.                                         Persons Controlled By or Under Common Control with Registrant

None.

ITEM 30.                                         Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, attached hereto as Exhibit (a)(2), provides for the indemnification of Registrant’s Trustees and officers, as follows:

“Section 10.02 Indemnification.

(a)                                 Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)                                   every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)                                the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)                                 No indemnification shall be provided hereunder to a Covered Person:

(i)                                   who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)                                in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)                                  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)                                 Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.”

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended (the “1940 Act”), and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.                                                  Business and Other Connections of the Investment Adviser

Victory Capital Management Inc. (the “Adviser”) is the investment adviser to each Fund of The Victory Variable Insurance Funds. The Adviser is a wholly-owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp, a bank holding company, which had total assets of approximately $89 billion as of December 31, 2012. KeyCorp is a leading financial institution doing business in 13 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include securities brokerage, insurance and leasing companies. As of December 31, 2012, the Adviser and its affiliates managed assets of approximately $22 billion, and provides a full range of investment management services to personal and corporate clients.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Adviser also hold positions with KeyCorp or its subsidiaries.

The principal executive officers and directors of the Adviser are as follows:

Officers:

Peter W. Scharich	•	Chief Financial Officer and Treasurer
David C. Brown	•	Co-Chief Executive Officer, Co-President & Chairman
Holly M. Cavalier	•	Chief Compliance Officer
Lori A. Swain	•	Chief Administrative Officer
Michael D. Policarpo, II	•	Senior Managing Director
Christopher A. Ohmacht	•	Co-Chief Executive Officer & Co-President
Richard G. Zeiger	•	Legal Counsel, Secretary, Director
Joseph G. Rosmarin	•	Director

The business address of the foregoing individuals is 4900 Tiedeman Road, Brooklyn, Ohio 44144.

Item 32.                                                  Principal Underwriter

(a)                                 Victory Capital Advisers, Inc. (“VCA”) acts as principal underwriter for The Victory Portfolios, The Victory Variable Insurance Funds and The Victory Institutional Funds.

(b)                                 VCA, 4900 Tiedeman Road, Brooklyn, Ohio 44144, acts solely as distributor for the investment companies listed above. The officers of VCA, all of whose principal business address is set forth above, are:

Name	Principal Position and Officers of VCA	Position and Officers With Registrant
Michael D. Policarpo II	President	President
Donald Inks	Financial Operations Principal, Treasurer	None
Kim Oeder	Chief Compliance Officer and AML Officer	None

(c)                                           Not applicable.

Item 33.                                                  Location of Accounts and Records

(1)                       Victory Capital Management Inc., 4900 Tiedeman Road, Brooklyn, Ohio 44144 (records relating to its functions as investment adviser and administrator).

(2)                       KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its function as custodian).

(3)                       Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as sub-administrator, sub-fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent).

(4)                       Victory Capital Advisers, Inc., 4900 Tiedeman Road, Brooklyn, Ohio 44144 (records relating to its function as distributor).

ITEM 34.                                         Management Services

None.

ITEM 35.                                         Undertakings

None

NOTICE

A copy of Registrant’s Certificate of Trust is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant’s Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements of effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 15th day of April, 2013.

THE VICTORY VARIABLE INSURANCE FUNDS (Registrant)

By:	/s/ Michael D. Policarpo, II
Michael D. Policarpo, II, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 15th day of April, 2013.

/s/ Michael D. Policarpo, II	President
Michael D. Policarpo, II

/s/ Christopher E. Sabato	Treasurer
Christopher E. Sabato

*	Chairman of the Board and Trustee
Leigh A. Wilson

*	Trustee
David Brooks Adcock

*	Trustee
Nigel D. T. Andrews

*	Trustee
E. Lee Beard

*	Trustee
David C. Brown

*	Trustee
Sally M. Dungan

*	Trustee
David L. Meyer

*	Trustee
Karen F. Shepherd

*By:	/s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

THE VICTORY VARIABLE INSURANCE FUNDS

INDEX TO EXHIBITS

EX-99.(b)	Amended and Restated Bylaws as of August 26, 2009.

EX-99.(d)(2)	Schedule A to Investment Advisory Agreement current as of December 29, 2012 between Registrant and the Adviser.

EX-99.(h)(1)(b)	Amendment to Administration and Fund Accounting Agreement dated July 1, 2009 between Registrant and VCM.

EX-99.(h)(1)(c)	Amendment to Administration and Fund Accounting Agreement dated July 1, 2012 between Registrant and VCM.

EX-99.(h)(1)(d)	Schedule D to the Administration and Fund Accounting Agreement between Registrant and VCM, current as of March 1, 2013.

EX-99.(h)(5)	Amendment to Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2012 between VCM and Citi Fund Services Ohio, Inc.

EX-99.(h)(6)	Amendment to Sub-Administration and Sub-Fund Accounting Agreement dated October 24, 2012 between VCM and Citi Fund Services Ohio, Inc.

EX-99.(h)(11)	Amendment to the Transfer Agency Agreement dated July 1, 2012.

EX-99.(j)(1)	Consent of Morrison & Foerster LLP

EX-99.(j)(2)	Consent of Ernst & Young LLP.

EX-99.(p)(2)	Code of Ethics of the Adviser and the Distributor dated October 1, 2011 and Appendix updated January 1, 2013.